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                                                                     EXHIBIT 7.1



                           AGNICO-EAGLE MINES LIMITED

                                       AND

                                        o











                         ------------------------------
                                 TRUST INDENTURE

                           PROVIDING FOR THE CREATION
                                       AND
                           ISSUANCE OF DEBT SECURITIES
                               ISSUABLE IN SERIES
                         ------------------------------











                                        o
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                               TABLE OF CONTENTS


                                    ARTICLE 1
                                 INTERPRETATION

1.1   Definitions.................................................1
1.2   Accounting Principles......................................11
1.3   Headings and Table of Contents.............................12
1.4   Section and Schedule References............................12
1.5   Governing Law..............................................12
1.6   Currency...................................................12
1.7   Non-Business Days..........................................12
1.8   Time.......................................................12
1.9   Reference to Statutes......................................13
1.10  Severability...............................................13
1.11  Number, Gender and Expressions.............................13
1.12  Independence of Covenants..................................13
1.13  Interest Payments and Calculations.........................13
1.14  English Language...........................................14
1.15  No Conflict with Series Supplements........................14
1.16  Certificate and Opinion as to Conditions Precedent.........14
1.17  Statements Required in Certificate or Opinion..............15
1.18  Form of Documents Delivered to Trustee.....................15

                                    ARTICLE 2
                               THE DEBT SECURITIES

2.1   No Limit on Issue..........................................16
2.2   Principal Terms of a Series................................16
2.3   Currency and Denominations.................................19
2.4   Form of Definitive Debt Securities.........................19
2.5   Form of Interim Debt Securities............................19
2.6   Execution..................................................20
2.7   Certification by Trustee...................................20
2.8   Paying Agent...............................................21
2.9   Registrar..................................................24
2.10  Transfer Agent.............................................27
2.11  Registration of Exchanges and Transfers....................28
2.12  Persons Entitled to Payment................................28
2.13  Cancellation of Debt Securities............................29
2.14  Mutilated, Lost, Stolen or Destroyed Debt Securities.......30
2.15  Access to Lists of Holders.................................31
2.16  Global Securities..........................................31

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                             ARTICLE 3
             REDEMPTIONS AND PURCHASES, SINKING FUNDS

3.1   Redemption.................................................33
3.2   Sinking Fund...............................................36
3.3   Purchase of Debt Securities................................37

                                    ARTICLE 4
                         PAYMENTS, PRIORITY ARRANGEMENTS

4.1   Provisions for Payment.....................................38
4.2   Interest Payments..........................................38
4.3   Currency Indemnity.........................................40
4.4   Ranking of Debt Securities.................................40

                                    ARTICLE 5
                                    COVENANTS

5.1   Covenants..................................................41
5.2   Trustee May Perform Covenants..............................44

                                    ARTICLE 6
                         EVENTS OF DEFAULT AND REMEDIES

6.1   Events of Default..........................................45
6.2   Acceleration of Maturity; Rescission and Annulment.........46
6.3   Remedies...................................................47
6.4   Trustee May File Proofs of Claim...........................48
6.5   Enforcement Without Possession of Debt Securities..........48
6.6   Application of Money Collected.............................48
6.7   Notice of Event of Default.................................49
6.8   Restoration of Rights and Remedies.........................49
6.9   Rights and Remedies Cumulative.............................49
6.10  Waiver of Defaults.........................................50
6.11  Holders May Direct Trustee's Action........................50
6.12  Limitation of Trustee's Liability..........................51

                                    ARTICLE 7
                          SUITS BY HOLDERS AND TRUSTEE

7.1   Holders May Not Sue........................................51

                                    ARTICLE 8
                                     TRUSTEE

8.1   Acceptance of Trust........................................52
8.2   Standard of Care of Trustee................................52

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8.3   Conditions Precedent to Trustee's Obligations to Act.......52
8.4   Delegation; Experts and Advisers...........................53
8.5   Protection of the Trustee..................................53
8.6   Individual Rights of Trustee...............................54
8.7   Trustee's Disclaimer.......................................55
8.8   Compensation and Indemnity.................................55
8.9   Conflict of Interest.......................................56
8.10  Replacement of Trustee.....................................56
8.11  Successor Trustee by Merger................................57
8.12  Eligibility; Disqualification..............................58
8.13  Trustee Not to be Appointed Receiver.......................58
8.14  Adoption of Certification..................................58

                                    ARTICLE 9
                                     NOTICES

9.1   Notice to Issuer...........................................58
9.2   Notice to Holders..........................................59
9.3   Notice to Trustee..........................................59

                                   ARTICLE 10
                          HOLDERS' ACTIONS AND MEETINGS

10.1  Holder Actions.............................................60
10.2  Meetings of Holders........................................62
10.3  Additional Powers Exercisable by Holder Direction..........65
10.4  Powers Cumulative..........................................66
10.5  Regulations................................................66

                                   ARTICLE 11
           AMALGAMATION, CONSOLIDATION, CONVEYANCE, TRANSFER OR LEASE

11.1  Consolidation, Amalgamation, Merger or Sale of Assets
      Permitted..................................................67
11.2  Succession by Successor Issuer.............................67
11.3  Evidence to Be Furnished to Trustee........................68

                                   ARTICLE 12
                     SUPPLEMENTAL INDENTURES AND AMENDMENTS

12.1  Series Supplements.........................................68
12.2  Supplemental Indentures....................................68

                                   ARTICLE 13
                     DEFEASANCE; SATISFACTION AND DISCHARGE

13.1  Defeasance.................................................71
13.2  Satisfaction and Discharge.................................74

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                                   ARTICLE 14
                                     GENERAL

14.1  Trust Indenture Legislation Controls.......................74
14.2  Binding Effect.............................................75
14.3  Counterparts...............................................75


                                      -iv-
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                                 TRUST INDENTURE



           TRUST INDENTURE dated o



BETWEEN:

                AGNICO-EAGLE MINES LIMITED,
                a corporation existing under the
                laws of the Province of Ontario

                (hereinafter called the "ISSUER")

                - and -

                O,
                a trust company organized under the laws of Canada and duly authorized to carry on the trust of business in each province of Canada,

                (hereinafter called the "TRUSTEE")

           WHEREAS the Issuer wishes to issue from time to time Debt Securities in the manner provided for in this Indenture;

           NOW THEREFORE THIS INDENTURE WITNESSES that, for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Issuer and the Trustee, it is agreed as follows:


                                    ARTICLE 1
                                 INTERPRETATION

1.1        DEFINITIONS

           In this Indenture, the following terms shall have the meanings set out below and grammatical variations of such terms shall have corresponding meanings:

      "AFFILIATE" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.
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                                     - 2 -


      "APPLICABLE LAW" means, at any time, with respect to any Person, property, transaction, event or other matter, as applicable, all laws, rules, statutes, regulations, treaties, orders, judgements and decrees, and all official requests, directives, rules, guidelines, orders, policies, practices and other requirements of any Governmental Authority relating or applicable at such time to such Person, property, transaction, event or other matter, and shall also include any interpretation thereof by any Person having jurisdiction over it or charged with its administration or interpretation.

      "APPLICABLE SECURITIES LAW" means any Applicable Law in any jurisdiction regulating, or regulating disclosure with respect to, any sale or distribution of securities in, or to residents of, such jurisdiction.

      "AUTHORIZED NEWSPAPER" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are not Business Days in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and, in each case, on any day that is a Business Day in the place of publication.

      "BANKRUPTCY LAW" means the BANKRUPTCY AND INSOLVENCY ACT (Canada) or any other Canadian federal or provincial law relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors or Title 11, United States Code or any similar United States federal or state law for the relief of debtors.

      "BANKRUPTCY ORDER" means any court order made in a proceeding pursuant to or within the meaning of any Bankruptcy Law, containing an adjudication of bankruptcy or insolvency, or providing for liquidation, winding up, dissolution or reorganization, or appointing a Custodian of a debtor or of all or any substantial part of a debtor's property, or providing indebtedness or other relief of a debtor.

      "BOOK-BASED SYSTEM" means, in relation to the Global Securities of a Series, the debt clearing, record entry, transfer and pledge systems and services established and operated by or on behalf of the related Depositary for such Series (including where applicable pursuant to one or more agreements between such Depositary and its Participants establishing the rules and procedures for such systems and services).

      "BEARER DEBT SECURITY" means a Debt Security issued in bearer form and which is payable to the bearer from time to time of such Debt Security, and shall include, where the context so requires, the coupons of such Debt Security.

      "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which (a) is not a day on which chartered banks in the City of Toronto, or in connection with a
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                                     - 3 -


      particular Series in any Place of Payment relative to such Series, are authorized or required under Applicable Law to remain closed, and (b) in connection with a particular Series, is a day in any Place of Payment relative to such Series on which the related Depositary, if any, for such Series processes transactions under its Book-Based System.

      "CDS" means The Canadian Depository for Securities Limited, together with its successors from time to time.

      "CERTIFICATE OF THE ISSUER" means a certificate signed by a Responsible Officer of the Issuer.

      "CLEARING AGENCY" means , in relation to a Series issuable in whole or in part in the form of one or more Global Debt Securities, (i) CDS, or (ii) any other organization recognized as a "clearing agency" pursuant to Applicable Securities Law specified for such purpose in the related Series Supplement.

      "COUNSEL" means, in the case of Counsel to the Trustee, any barrister, solicitor or other lawyer or firm of barristers, solicitors or other lawyers retained or employed by the Trustee(who may, except as otherwise expressly provided in this Indenture, also be Counsel to the Issuer) and, in the case of Counsel to the Issuer, any barrister, solicitor or other lawyer or firm of barristers, solicitors or other lawyers retained or employed by the Issuer.

      "COVENANT  DEFEASANCE"  has the  meaning  set out in  Section
      13.1(c).

      "CUSTODIAN" means any receiver, interim receiver, receiver and manager, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law or any other person with like powers.

      "DEBT INSTRUMENT" means any bond, debenture, note or other evidence of indebtedness of any kind, nature or description whatsoever, each of which is a "TYPE" of Debt Instrument.

      "DEBT SECURITY" means any Debt Instrument executed by the Issuer and certified and delivered by the Trustee from time to time pursuant to this Indenture, and "TYPE" of Debt Security shall mean the Type of Debt Instrument so issued and certified.

      "DECLARATION OF ACCELERATION" means, in relation to a Series, an automatic acceleration with respect to such Series under Section 6.2(a) or a declaration of acceleration with respect to such Series under Section 6.2(b) or the related Series Supplement.

      "DEFAULT" means, with respect to a Series, any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default with respect to such Series.

      "DEFAULT INTEREST" has the meaning set out in Section 4.2(c).
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                                     - 4 -


      "DEFEASANCE" has the meaning set out in Section 13.1(b).

      "DEFINITIVE BEARER DEBT SECURITY" means, with respect to a Series, a Bearer Debt Security in the definitive form specified or provided for in the related Series Supplement.

      "DEFINITIVE DEBT SECURITY" means, with respect to a Series, a Debt Security, whether in bearer or registered form, in the definitive form specified or provided for in the related Series Supplement.

      "DEPOSITARY" means, with respect to a Series issuable in whole or in part in the form of one or more Global Debt Securities, the Clearing Agency or Clearing Agencies designated in or pursuant to the related Series Supplement as the Depositary or Depositaries for such Series, together with their respective successors in such capacity.

      "EQUIVALENT AMOUNT" means, with respect to any two currencies, the amount obtained in one such currency when an amount in the other currency is translated into the first currency using the spot wholesale transactions buying rate of the Bank of Canada for the purchase of the applicable amount of the first currency with the other currency in effect as of 12:00 noon on the Business Day with respect to which such computation is required for the purpose of this Indenture or the other applicable Series Specific Document or, in the absence of such a buying rate on such date, using such other rate as the Trustee, the related Registrar or the related Paying Agent, as the case may be, may reasonably select.

      "EVENT OF DEFAULT" means, with respect to a Series, any of the events identified in Section 6.1, or in the related Series Supplement, as being an Event of Default with respect to such Series.

      "GLOBAL DEBT SECURITY" means a Debt Security of a Series in global form, whether in bearer or registered form.

      "GOVERNMENTAL AUTHORITY" means, when used with respect to any Person, any government, parliament, legislature, regulatory authority, agency, tribunal, department, commission, board, instrumentality, court, arbitration board or arbitrator or other law, regulation or rule making entity (including a Minister of the Crown, any central bank, Superintendent of Financial Institutions or other comparable authority or agency) having or purporting to have jurisdiction on behalf of, or pursuant to the laws of, Canada or any country in which such Person is incorporated, continued, amalgamated, merged or otherwise created or established or in which such Person has an undertaking, carries on business or holds property, or any province, territory, state, municipality, district or political subdivision of any such country or of any such province, territory or state of such country.

      "HOLDER" means, with respect to a Bearer Debt Security, including a coupon of a Bearer Debt Security, the Person having possession of such Bearer Debt Security or coupon, and, with respect to a Registered Debt Security, the Person in whose name such
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                                     - 5 -


      Registered Debt Security is registered in the relevant Register in accordance with this Indenture (and including, for greater certainty, in the case of any Global Debt Security, the applicable Depositary or its nominee which has possession of such Global Debt Security or in whose name such Global Debt Security is registered, as the case may be).

      "HOLDER ACTION" means any request, demand, authorization, direction, notice, consent, waiver or other action of any nature or kind given, made or taken, or to be given, made or taken, by one or more Holders under or in respect of this Indenture or any Debt Securities.

      "HOLDER DIRECTION" means:

      (a) in respect of a Holder Action by Holders of a Series solely in relation to such Series:

           (i) an approval of or direction to make, give or take such Holder Action given by Holders of more than 50% of the unpaid principal amount of such Series voted at a duly constituted meeting of such Holders; or

           (ii) an approval of or direction to make, give or take such Holder Action given pursuant to an instrument in writing signed in one or more counterparts by Holders of more than 50% of the unpaid principal amount of such Series; or

      (b) in respect of a Holder Action by Holders of more than one Series in relation to more than one Series:

           (i) an approval of or direction to make, give or take such Holder Action given by Holders of more than 50% of the aggregate unpaid principal amount of all such Series voted at a duly constituted meeting of such Holders; or

           (ii) an approval of or direction to make, give or take such Holder Action given pursuant to an instrument in writing signed in one or more counterparts by the Holders of more than 50% of the aggregate unpaid principal amount of all such Series.

      "INCLUDING" means including without limitation; and "include" or "includes" shall mean, respectively, include without limitation or includes without limitation.

      "INDENTURE" means (i) this trust indenture as originally executed, including the Schedules to this Indenture, as the same may be supplemented (other than by a Series Supplement), amended (other than by a Series Supplement), consolidated or restated from time to time, and (b) with respect to a particular Series, this Indenture as defined in clause (i) above as supplemented by the related Series Supplement; and the expressions "HERETO", "HEREIN",

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                                     - 6 -


      "hereof', "HEREBY', "HEREUNDER", and similar expressions refer to this Indenture and not to any particular Article, Section or other part of this Indenture.

      "INDENTURE AMENDMENT" has the meaning set out in Section 12.2(a).

      "INTEREST PAYMENT DATE" means, with respect to any accrued interest on any Debt Security, the Stated Maturity of such interest.

      "ISSUED" means, in relation to a Debt Security, that such Debt Security has been executed by the Issuer, certified by the Trustee as provided herein, and delivered by or on behalf of the Issuer.

      "ISSUER" has the meaning set out in the first Section of this Indenture, and shall include its successors from time to time pursuant to the applicable provisions of this Indenture.

      "ISSUER ORDER" or "ISSUER REQUEST" means a written order or request signed in the name of the Issuer by a Responsible Officer.

      "MATURITY" means, with respect to any principal of a Debt Security, the date on which such principal becomes due and payable, whether at Stated Maturity or by Declaration of Acceleration, call for redemption or otherwise.

      "NOTICE" has the meaning set out in Section 9.1.

      "OFFERING DOCUMENT" means, with respect to a Series, any prospectus, offering memorandum or similar disclosure document prepared by or on behalf of the Issuer for delivery to purchasers, or prospective purchasers, of such Series in connection with the initial sale of such series.

      "OFFICE" or "AGENCY" means, with respect to a Series, an office or agency of the Issuer, the Trustee, the related Registrar or the related Paying Agent, as the case may be, maintained or designated in the Place of Payment for such Series pursuant to this Indenture or the related Series Supplement or any other office or agency of the Issuer, the Trustee, the related Registrar or the related Paying Agent, as the case may be, maintained or designated for such Series pursuant to this Indenture and the related Series Supplement.

      "OPINION OF COUNSEL" means a written opinion addressed to the Trustee(among other addressees) by legal counsel who may, except as otherwise expressly provided in this Indenture, be Counsel for the Issuer, and who shall be reasonably satisfactory to the Trustee.

      "ORIGINAL CURRENCY" has the meaning set out in Section 4.3.

      "OTHER CURRENCY" has the meaning set out in Section 4.3


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                                     - 7 -

      "OTHER SERIES AGENT" means, with respect to any Series, a Person appointed in or pursuant to the related Series Supplement to act in any agency or other identified capacity (other than as Depositary, Registrar or Paying Agent) for such Series, together with such Person's successors from time to time in such capacity.

      "OUTSTANDING" means, in relation to a Series, all Debt Securities of such Series issued under this Indenture on or prior to the date of determination, except:

      (a) any such Debt Securities cancelled by the Trustee, or delivered to the Trustee, the related Registrar or the related Paying Agent for cancellation, on or prior to such date;

      (b) any such Debt Securities for which funds in the necessary amount to repay such Debt Securities have been deposited on or prior to such date with the Trustee, the related Registrar or the related Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Debt Securities; provided that, if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice satisfactory to the Trustee has been made;

      (c)  Debt Securities as to which Defeasance has been effected pursuant to
           Section 13.1; and

      (d) Debt Securities which have been paid and satisfied in full or in exchange for or in lieu of which other Debt Securities of such Series have been issued other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to the Trustee that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid obligations of the Issuer;

      provided, however, that in determining whether Holders of the requisite principal amount of outstanding Debt Securities have given, made or taken any Holder Action as of any date, (i) the principal amount of a Debt Security shall be the principal of such Debt Security which would be due and payable as of such date upon acceleration of the Maturity of such Debt Security to such date pursuant to a Declaration of Acceleration, (ii) if, as of such date, the principal amount of a Debt Security payable at its Stated Maturity is not determinable, the principal amount thereof which shall be deemed to be outstanding shall be the amount as specified in or determined pursuant to the related Series Supplement, (iii) the principal amount of a Debt Security denominated in one or more foreign currencies which shall be deemed to be outstanding shall be the Equivalent Amount in United States Dollars, determined as of such date, of the principal amount of such Debt Security (or, in the case of a Debt Security described in clause (i) or (ii) above, of the amount determined as provided in such clause), and (iv) Debt Securities beneficially owned by the Issuer or any other obligor upon such Debt Securities or any

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                                     - 8 -


      Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such Holder Action, only Debt Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debt Securities and that the pledgee is not the Issuer or any other obligor upon such Debt Securities or any Affiliate of the Issuer or of such other obligor, provided that the outstanding principal amount of any such pledged Debt Securities as at any date shall be deemed to be only the aggregate of the indebtedness and liabilities of the Issuer secured by such pledge that are outstanding on such date or which the pledgee thereof (or Person on whose behalf the pledgee thereof is acting) is committed on such date to permit the Issuer to incur.

      "PARTICIPANT" means, in relation to a Depositary, a broker, dealer, bank or other financial institution or other Person on whose behalf such Depositary or its nominee holds Debt Securities pursuant to a Book-Based System operated by such Depositary.

      "PAYING AGENT" means, in relation to a Series, the Person or Persons appointed in or pursuant to the related Series Supplement as the paying agent or paying agents for such Series, in such capacity, together with such Persons' successors from time to time in such capacity.

      "PERSON" means any natural person, corporation, firm, partnership, joint venture or other unincorporated association, trust, government or Governmental Authority and pronouns have a similar extended meaning.

      "PLACE OF PAYMENT" means, in relation to a Series, the place or places where the principal of and any premium, interest and other amounts on such Series are payable as specified in the related Series Supplement.

      "PRINCIPAL TERMS" has the meaning set out in Section 2.2.

      "PROCEEDING" means any suit, action or other judicial or administrative proceeding.

      "PROPERTY" means any asset, revenue or any other property or property right or interest, whether tangible or intangible, real or personal, including any right to receive income.

      "QUORUM" means, in relation to a meeting of Holders of one or more Series, a quorum of such Holders determined in accordance with Section 10.2(c)(i).

      "REDEMPTION DATE" means, with respect to a Debt Security to be redeemed, the date fixed for such redemption by or pursuant to the related Series Supplement.

      "REPLACEMENT AGENT" has the meaning set out in Section 2.14(a).
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                                     - 9 -


      "REDEMPTION PRICE" means, with respect to a Debt Security to be redeemed, the price (including any applicable premium) at which such Debt Security is to be, or may be, redeemed, as specified in the related Series Supplement.

      "REGISTER" has the meaning set out in Section 2.9(a).

      "REGISTERED DEBT SECURITY" means a Debt Security issued in registered form and which is payable to the registered Holder thereof.

      "REGISTRAR" means, in relation to a Series, the Person or Persons appointed in or pursuant to the related Series Supplement as the registrar or registrars for such Series, in such capacity, together with such Persons' successors from time to time in such capacity.

      "REGULAR INTEREST RECORD DATE" means, with respect to a Series and related Interest Payment Date, the date specified in or determined pursuant to the related Series Supplement as the record date for the determination of the Holders to which interest on such Series is payable on such Interest Payment Date, provided that, if the related Series Supplement does not contain any provision specifying or setting out the manner to determine such date, the Regular Interest Record Date for such Series shall mean (i) the fifteenth day of the month immediately preceding the month in which such Interest Payment Date occurs, if such Interest Payment Date is the fourteenth or any preceding day of a month, and (ii) the last day of the month immediately preceding the month in which such Interest Payment Date occurs, if such Interest Payment Date is the fifteenth or any subsequent day of a month.

      "RESPONSIBLE OFFICER" means, with respect to (i) the Trustee, any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer, any Senior Manager or any Manager, and any other officer of the Trustee customarily performing functions similar to any such office within the corporate trust department of the Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with that relevant subject, or (ii) the Issuer, the Chief Executive Officer, the President, the Chief Financial Officer, any Executive Vice President, any Vice President, any Secretary, and any other officer of the Issuer customarily performing functions similar to any such office with the Issuer.

      "SERIES" means all Debt Securities of the same Type issued pursuant to the same Series Supplement, the Principal Terms of which are, subject to the last sentence of Section 2.2, identical, whether or not such Debt Securities have been or are to be issued on the same date.

      "SERIES ISSUANCE DATE" means, with respect to a Series, the date specified as such in the related Series Supplement.

      "SERIES SPECIFIC DOCUMENTS" means, in relation to a Series, (i) this Indenture including the related Series Supplement, (ii) all Debt Securities of such Series, (iii) all other

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                                     - 10 -


      documents and agreements, including those creating any Series Specific Lien for such Series identified in the related Series Supplement as a Series Specific Document for such Series, and (d) all other agreements, documents, certificates and instruments delivered by the Issuer to the Trustee pursuant to, or in respect of, any of the agreements, documents, certificates or instruments referred to in any of the preceding clauses of this definition, in each case as the same may from time to time be supplemented, amended, consolidated or restated.

      "SERIES  SPECIFIC  LIEN" has the  meaning  set out in Section
      4.4(d)

      "SERIES SUPPLEMENT" means, with respect to a Series, a supplement to this Indenture establishing the Principal Terms of, and other terms and conditions applicable to, such Series, as such supplement may be amended, modified, supplemented, consolidated or restated from time to time.

      "SPECIAL INTEREST RECORD DATE" has, with respect to the payment of any Default Interest on a Series, the meaning set out in Section 4.2(c)(i).

      "SPECIAL QUORUM" means, with respect to a Special Holder Direction to be considered at a meeting of Holders, a quorum of such Holders determined in accordance with Section 10.2(c)(ii).

      "SPECIAL HOLDER DIRECTION" means:

      (a) in respect of a Holder Action by Holders of a Series solely in relation to such Series:

           (i) an approval of or direction to make, give or take such Holder Action given by Holders of 100% of the unpaid principal amount of such Series voted at a duly constituted meeting of such Holders; or

           (ii) an approval of or direction to make, give or take such Holder Action given pursuant to an instrument in writing signed in one or more counterparts by the Holders of 100% of the unpaid principal amount of such Series; or

      (b) in respect of a Holder Action by Holders of more than one Series in relation to more than one Series:

           (i) an approval of or direction to make, give or take such Holder Action given by Holders of 100% of the unpaid principal amount of all such Series voted at a duly constituted meeting of such Holders; or

           (ii) an approval of or direction to make, give or take such Holder Action given pursuant to an instrument in writing signed in one or more counterparts by the Holders of 100% of the unpaid principal amount all such Series.

      "STATED MATURITY" means, with respect to any principal of or accrued interest on a Debt Security, the fixed date or dates specified in the related Series Supplement on which such principal or interest is due and payable.

      "SUBSIDIARY" means any company or other business entity which the Issuer owns or controls (either directly or through one or more other Subsidiaries) more than 50% of the issued share capital or other ownership interest, in each case having ordinary voting power to elect directors, managers or trustees of such company or other business entity (whether or not capital stock or other ownership interest or any other class or classes shall or might have voting power upon the occurrence of any contingency).

      "TIA" means the Trust Indenture Act of 1939 as amended or re-enacted from time to time.

      "TRANSFER AGENT" has the meaning set out in Section 2.10.

      "TRUSTEE" has the meaning set out in the first Section of this Indenture and shall include any successor Trustee appointed pursuant to this Indenture.

      "TRUST INDENTURE LEGISLATION" means, at any time, (i) the provisions of the BUSINESS CORPORATIONS ACT (Ontario) and the regulations thereunder as amended or re-enacted from time to time, (ii) the provisions of any other applicable statute of Canada or any province thereof and (iii) the TIA and regulations thereunder, but only to the extent applicable under Rule 4d-9 under the TIA, in each case, relating to trust indentures and to the rights, duties, and obligations of Trustee under trust indentures and of corporations issuing debt obligations under trust indentures to the extent that such provisions are at such time in force and applicable to this Indenture.

      "TYPE" has the  meaning  set out in the  definition  of "Debt
      Security".

1.2        ACCOUNTING PRINCIPLES

           As used in this Indenture and in any certificate or other document made or delivered pursuant to this Indenture, accounting terms not defined in this Indenture, (including with respect to a particular Series, in the related Series Supplement) or in any such certificate or other document, and accounting terms partly defined in this Indenture (including with respect to a particular Series, in the related Series Supplement) or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under United States generally accepted accounting principles. To the extent that the definitions of accounting terms in this Indenture, (including any Series Supplement) or in any such certificate or other document are inconsistent with the meanings of such terms under United States generally accepted accounting principles, the definitions contained in this Indenture, (including such Series Supplement) or in any such certificate or other document shall prevail.
                         - 12 -

1.3        HEADINGS AND TABLE OF CONTENTS

           The division of this Indenture, a Series Supplement or a Debt Security into Articles, Sections and other subdivisions, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture, such Series Supplement or such Debt Security.

1.4        SECTION AND SCHEDULE REFERENCES

           Unless something in the subject matter or context is inconsistent therewith, references in this Indenture to Articles, Sections, or other subdivisions are to Articles, Sections or other subdivisions of this Indenture.

1.5        GOVERNING LAW

           This Indenture, each Series Supplement and each Debt Security shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in such Province, and each of the Issuer, the Trustee and, by their acceptance of Debt Securities and the benefits of this Indenture and the related Series Supplement, the Holders from time to time submit to the non-exclusive jurisdiction of the courts of the Province of Ontario.

1.6        CURRENCY

           Unless expressly provided to the contrary in this Indenture or in any Debt Security, all monetary amounts in this Indenture or in such Debt Security refer to United States Dollars.

1.7        NON-BUSINESS DAYS

           Unless expressly provided to the contrary in this Indenture or in any Debt Security, whenever any payment shall be due, any period of time would begin or end, any calculation is to be made or any other action is to be taken on, or as of, or from a period ending on, a day other than a Business Day, such payment shall be made, such period of time shall begin or end, such calculation shall be made and such other actions shall be taken, as the case may be, on, or as of, or from a period ending on, the next succeeding Business Day.

1.8        TIME

           Unless otherwise expressly stated in this Indenture or in any Debt Security, all references to a time will mean Toronto, Ontario local time. Time shall be of the essence in this Indenture and all other Series Specific Documents.

1.9        REFERENCE TO STATUTES

           Unless expressly provided to the contrary in this Indenture or in any Debt Security, all references to any statute or any provision of any statute shall include all regulations or policies made under such statute or in connection with such statute from time to time, and shall include such statute or provision as the same may be amended, restated, re-enacted or replaced from time to time.

1.10       SEVERABILITY

           In the event that one or more provisions in this Indenture, any Series Supplement or any Debt Security shall be invalid, illegal or unenforceable in any respect under any Applicable Law, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not be affected or impaired thereby. Each of the provisions of this Indenture and the other Series Specific Documents is declared to be separate and distinct.

1.11       NUMBER, GENDER AND EXPRESSIONS

           Words importing the singular number only will include the plural and vice versa, words importing gender will include all genders and words importing any type or category of Persons will include all types and categories of Persons. Where any term or expression is defined in this Agreement, derivations of such term or expression will have a corresponding meaning.

1.12       INDEPENDENCE OF COVENANTS

           Each covenant contained in this Indenture or any other Series Specific Document shall be construed (absent an express provision to the contrary) as being independent of each other covenant, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.

1.13       INTEREST PAYMENTS AND CALCULATIONS

      (a) All interest payments to be made under this Indenture or any Debt Security will be paid without allowance or deduction for deemed re-investment or otherwise, both before and after maturity and before and after default and/or judgement, if any, until payment of the amount on which such interest is accruing, and, to the extent permitted by Applicable Law, interest will accrue on overdue interest.

      (b) For the purposes of the INTEREST ACT (Canada), if in this Indenture or in any Debt Security a rate of interest is or is to be calculated on the basis of a period which is less than a full calendar year, the yearly rate of interest to which such rate is equivalent is such rate multiplied by the actual number of days in the calendar year for which such calculation is made and divided by the number of days in such period.

      (c) The rates of interest stipulated in this Indenture or in any Debt Security will be calculated using the nominal rate method of calculation, and will not be calculated using the effective rate method of calculation or on any other basis that gives effect to the principle of deemed reinvestment of interest.

      (d) In calculating interest or fees payable under this Indenture or under a Debt Security for any period, unless otherwise specifically stated, the first day of such period shall be included and the last day of such period shall be excluded.

1.14       ENGLISH LANGUAGE

           The Issuer, the Trustee and, by their acceptance of Debt Securities and the benefits of this Indenture and the related Series Supplement, the Holders acknowledge that this Indenture, each Debt Security and each document related hereto and thereto (whether or not any of such documents is also drawn up in French) has been drawn up in English at the express will of such Persons. Les parties a ces presents conviennent que ces presents ainsi que tout document qui s'y rattache (incluant tout document redige en francais et en anglais) soient rediges en langue anglaise a la volonte expresse des parties.

1.15       NO CONFLICT WITH SERIES SUPPLEMENTS

           The terms and provisions of a Series Supplement for a Series may eliminate, modify, amend or add to any of the terms and provisions of this Indenture, but solely as applied to such Series. The insertion of the phrase "IN ANY SERIES SUPPLEMENT", "UNLESS OTHERWISE SPECIFIED IN THE RELATED SERIES SUPPLEMENT" or similar phrases in this Indenture, or the absence of any such phrase, shall not limit the scope of or otherwise affect the preceding sentence or Section 2.2. For greater certainty, if a term or provision contained in this Indenture shall conflict or be inconsistent with a term or provision of a Series Supplement for a Series, such Series Supplement shall govern with respect to such Series; provided, however, that the terms and provisions of such Series Supplement may eliminate, modify, amend or add to the terms and provisions of this Indenture solely as applied to such Series.

1.16       CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT

           Upon any request or application by the Issuer to the Trustee to take any action under this Indenture or any other Series Specific Document or otherwise upon the demand of the Trustee, the Issuer shall furnish to the
Trustee:

      (a) a Certificate of the Issuer stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

      (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedents, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

1.17       STATEMENTS REQUIRED IN CERTIFICATE OR OPINION

           Each certificate or opinion, including any Certificate of the Issuer or Opinion of Counsel, with respect to compliance with a covenant or condition provided for in this Indenture shall include:

      (a) a statement that each person making such certificate or opinion has read and understands such covenant or condition;

      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (c) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to make the statement or express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (d) a statement that, in the opinion of such person, such covenant or condition has been complied with or satisfied.

1.18       FORM OF DOCUMENTS DELIVERED TO TRUSTEE

           In any case where several matters are required to be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer of officers of the Issuer stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


                                    ARTICLE 2
                               THE DEBT SECURITIES

2.1        NO LIMIT ON ISSUE

           The aggregate principal amount of Debt Securities which may be issued under this Indenture is unlimited, and the aggregate principal amount of any Series which may be issued under this Indenture will be specified or determined in the manner provided for in the related Series Supplement (which amount, for greater certainty, may be unlimited). Notwithstanding the foregoing, Debt Securities may be issued only upon and subject to the conditions specified in this Indenture.

2.2        PRINCIPAL TERMS OF A SERIES

           Prior to the initial issuance of any Debt Securities of a Series, the Issuer will establish, pursuant to a separate Series Supplement, the principal terms of such Series (the "PRINCIPAL TERMS"), which may include the following:

      (a) the name, title or designation of such Series (which will distinguish such Series from all other Series);

      (b)  the Type of Debt Securities that will comprise such Series;

      (c) the aggregate principal amount of such Debt Securities that may be issued (except for Debt Securities issued upon a transfer of, or in exchange for, or in lieu of, other Debt Securities of such Series);

      (d) the date or dates of payment (or the method for determining the date or dates of such payment) of principal of and any premium and other amounts on such Debt Securities;

      (e) the currency of such Debt Securities and whether the Holder of any such Debt Security or the Issuer may elect the currency in which payments on such Debt Security are to be made and, if so, the manner of such election;

      (f)  the denominations in which such Debt Securities may be issued;

      (g)  the manner of payment and the Place of Payment for such Debt
           Securities;

      (h) whether such Debt Securities are to be interest bearing and, if so, the rate or rates of interest, the date from which interest on such Debt Securities will accrue, the

           Interest Payment Dates and the Regular Interest Record Dates (or the method of determining any of the foregoing) and any special provisions for the payment of additional interest with respect to such Debt Securities;

      (i) the right of the Issuer, if any, to extend the Interest Payment Dates, and the duration of any such extension, with respect to such Debt Securities;

      (j) the right of the Issuer, if any, to prepay, redeem or purchase such Debt Securities and, in relation to any such right, the period or periods within which, the price or prices at which and the terms and conditions upon which, such Debt Securities are to be so prepaid, redeemed or purchased, in whole or in part;

      (k) the right of the Holders, if any, to cause the Issuer to prepay, redeem or repurchase such Debt Securities and, in relation to any such right, the details of the obligation, if any, of the Issuer to prepay, redeem or repurchase such Debt Securities and the period or periods within which, the price or prices at which, and the terms and conditions upon which, such Debt Securities are to be so prepaid, redeemed or purchased, in whole or in part;

      (l) the rights or obligations of the Issuer, if any, to establish and fund a sinking fund or other analogous arrangement with respect to such Debt Securities, and in relation to any such right or obligation the details of the right or obligation, if any, of the Issuer to establish and fund such sinking fund or analogous arrangement and the terms and conditions upon which such sinking fund or analogous arrangement may or shall be established and funded;

      (m) the definitive form or forms of such Debt Securities including the form of the certificate of the Trustee relative thereto;

      (n) whether such Debt Securities will be issued as Bearer Debt Securities or Registered Debt Securities or both;

      (o) whether such Debt Securities will be issued as either Definitive Debt Securities or Global Debt Securities or both, and the Depositary for any such Global Debt Securities, the terms and conditions, if any, upon which any such Global Debt Securities may be exchanged, in whole or in part, for Definitive Debt Securities, and the manner in which any interest payable on such Global Debt Securities will be paid;

      (p) the purpose, if any, for which the net proceeds from the issue of such Debt Securities are to be used by the Issuer;

      (q) the terms, if any, pursuant to which such Debt Securities are subject to defeasance;

      (r) the subordination provisions, if any, to be applicable to such Debt Securities;

      (s) the terms and conditions, if any, pursuant to which such Debt Securities are to be guaranteed or secured;

      (t) whether such Debt Securities will be convertible into any other security of the Issuer and, if so, the terms and conditions of conversion including the conversion price, the conversion period and any provisions pursuant to which the number of securities of the Issuer to be received by the Holders of such Debt Securities would be subject to adjustment;

      (u) if the amount of principal of or any premium, interest or other amount on such Debt Securities may be determined with reference to an index or an identifiable security, commodity or other asset, the description of such index, security, commodity or other asset and the manner in which such amounts shall be determined;

      (v) if other than the full principal amount thereof, the portion of the principal amount of such Debt Securities which shall be payable upon a Declaration of Acceleration;

      (w) whether a Registrar, Paying Agent or Other Series Agent will be appointed for such Debt Securities and, if so, the identity of, or the manner for determining the identity of such Registrar, Paying Agent and Other Series Agent;

      (x) any provisions with respect to those definitions specified in Article 1, and those other provisions of this Indenture, which require or permit further specification in the related Series Supplement;

      (y) any additional terms and provisions with respect to, and any additional conditions, representations, covenants and Events of Default, if any, for, such Debt Securities;

      (z) any modification or elimination of any of the definitions, representations, covenants, conditions, Events of Default or other terms and provisions of this Indenture to be applicable to such Debt Securities;

      (aa) any provisions granting special rights to Holders of such Debt Securities when a specified event occurs;

      (bb) any special tax implications of, or any special tax provisions, representations, agreements or indemnities relating to, such Debt Securities, including any provisions for withholding tax indemnities or gross-ups; and

      (cc) any other provisions, requirements, conditions, indemnities, enhancements or other matters of any nature or kind whatsoever relating to such Debt Securities including any terms which may be required by, or advisable under, any Applicable Law or any rules, procedures or requirements of any securities exchange on which any of such Debt Securities are, or are proposed to be, listed or of any over the counter market in which any of such Debt Securities are, or are proposed to be, traded or which may be advisable in connection with the marketing of such Debt Securities.

All Debt Securities of a particular Series will be subject to identical Principal Terms except that the issue date, the issue price and the amount of the first payment of interest may be different in respect of Debt Securities of such Series issued on different dates.

2.3        CURRENCY AND DENOMINATIONS

           Debt Securities shall be issuable only in the currency or currencies, and only in the denomination or denominations, prescribed in the related Series Supplement.

2.4        FORM OF DEFINITIVE DEBT SECURITIES

      (a) The definitive form or forms of a Debt Security, and the Trustee's certificate of authentication on such Debt Security, shall be substantially as set forth in the related Series Supplement. The forms of all Debt Securities may contain such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and the related Series Supplement, and may have such letters, numbers or other marks or identification or designation and such legends or endorsements placed thereon as are required to conform to usage or to comply with any Applicable Law, or with the rules of any securities exchange on which any of such Debt Securities may be listed or any over the counter market on which any of such Debt Securities may be traded, or as the Issuer may determine to be necessary, appropriate or desirable for any other purpose.

      (b) Debt Securities may be typewritten, printed, lithographed or engraved or otherwise produced, or be any combination of the foregoing, as the Issuer may determine.

2.5        FORM OF INTERIM DEBT SECURITIES

      (a) Pending the delivery of Definitive Debt Securities of a Series to the Trustee, there may be issued, in lieu of such Definitive Debt Securities, interim Debt Securities of such Series, in such forms and in such denominations and signed in such manner as the Issuer may approve, entitling the Holders of such interim Debt Securities to Definitive Debt Securities of such Series when the same are ready for delivery; provided, however, that the aggregate unpaid principal amount of interim Debt Securities of a Series so created and certified shall not exceed the aggregate unpaid principal amount of Debt Securities of such Series for the time being authorized. The provisions of Section 2.7 regarding certification by the Trustee shall apply to interim Debt Securities.

      (b) When issued, interim Debt Securities of a Series shall, for all purposes, be deemed to be Debt Securities of such Series and, pending the exchange of such interim Debt Securities for Definitive Debt Securities of such Series, the Holders of such interim Debt Securities shall be deemed to be Holders of Debt Securities of such Series and entitled to the benefit of this Indenture to the same extent and in the same manner as though such exchange had been made.

      (c) Immediately after the delivery of Definitive Debt Securities of a Series to the Trustee, the Trustee shall call in for exchange all interim Debt Securities of such Series and immediately after such exchange shall cancel the same. No charge shall be made by the Issuer or the Trustee to the Holders of such interim Debt Securities for such exchange.

2.6        EXECUTION

      (a) Debt Securities shall be executed on behalf of the Issuer by a Responsible Officer of the Issuer. The signature of such Responsible Officer on any Debt Securities may be manual or mechanically reproduced, and Debt Securities bearing such mechanically reproduced signature shall be as valid and binding upon the Issuer as if a Responsible Officer had manually signed such Debt Securities. Debt Securities bearing the manual or facsimile signature of an individual who was, at the time that such signature was affixed, a Responsible Officer of the Issuer shall, subject to certification by the Trustee pursuant to
Section 2.7, be valid and binding upon the Issuer notwithstanding that such individual ceased to be a Responsible Officer of the Issuer prior to the certification and delivery of such Debt Securities.

      (b) The Issuer shall provide to the Trustee, the related Registrar or the related Paying Agent, as the case may be, a supply of certificates to evidence Debt Securities for each Series in such forms (including interim, bearer, registered, global or definitive, as the case may be), in such amounts, bearing such distinguishing letters and numbers, and as at such times as are necessary to enable the Trustee, the related Registrar and the related Paying Agent to fulfil their respective responsibilities under this Indenture.

2.7        CERTIFICATION BY TRUSTEE

      (a) At any time and from time to time after the execution and delivery of this Indenture (including the related Series Supplement), the Issuer may deliver Debt Securities signed by a Responsible Officer of the Issuer to the Trustee for certification, pursuant to an Issuer Order applicable thereto. Upon receipt by the Trustee of an Issuer Order applicable to such Debt Securities, accompanied by a Certificate of the Issuer and an Opinion of Counsel, each stating that all conditions precedent provided for in this Indenture and any other Series Specific Document for the issue of such Debt Securities have been complied with, the Trustee shall certify and deliver such Debt Securities in the manner specified in such Issuer Order, without receiving any consideration for such certification and delivery.

      (b) No Holder shall be entitled to any right or benefit under this Indenture with respect to a Debt Security, and such Debt Security shall not be valid or binding for any purpose, unless such Debt Security has been certified, substantially in the form provided for in the related Series Supplement, by the Trustee, as evidenced by the manual signature of a Responsible Officer of the Trustee. Such certification upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been issued under this Indenture.

      (c) Debt Securities bearing the manual signature of an individual who was, at the time that such signature was affixed, a Responsible Officer of the Trustee, shall be valid and binding on the Trustee notwithstanding that such individual ceased to be a Responsible Officer of the Trustee prior to the delivery of such Debt Securities.

      (d) The certification of the Trustee on a Debt Security shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture (including the related Series Supplement) or such Debt Security or the authorization and execution of such Debt Security, and the Trustee shall in no respect be liable or answerable for the use made of such Debt Security or the proceeds of such Debt Security. The certification of a Debt Security by the Trustee shall, however, be a representation and warranty by the Trustee that such Debt Security is Outstanding in accordance with the terms of this Indenture.

2.8        PAYING AGENT

           If a Series Supplement provides for a Paying Agent with respect to the applicable Series, then, subject to any contrary provision in such Series
Supplement:

      (a) Such Paying Agent shall separately in respect of such Series maintain a record of all Bearer Debt Securities of such Series and of their redemption, payment, exchange, forfeiture, cancellation, mutilation, defacement, alleged destruction, theft or loss or replacement, and make all such records available for inspection at all reasonable times by the Issuer.

      (b) The Issuer may from time to time deliver to such Paying Agent Definitive Bearer Debt Securities of such Series for cancellation, whereupon the Paying Agent shall forward the same to the Trustee for cancellation. The Issuer may from time to time deliver to such Paying Agent an interim Global Bearer Debt Security or a permanent Global Bearer Debt Security of such Series with instructions to cancel a specified aggregate principal amount of the Debt Securities represented thereby whereupon the Paying Agent shall note or cause to be noted on the Schedule to such Global Bearer Debt Security the aggregate principal amount of Debt Securities so cancelled and the remaining principal amount of such Global Bearer Debt Security thereof and shall acknowledge and confirm such notation by its signature or certification of the same.

      (c) As soon as practicable after each date on which Debt Securities of such Series are cancelled or forwarded to the Trustee for cancellation in accordance with Section 2.8(b) or otherwise under this Indenture, and after each date on which the Bearer Debt Securities of such Series become due for redemption, the Paying Agent shall notify the Trustee and the Issuer in writing (on the basis of the information available to it) of the serial number of such Bearer Debt Securities so cancelled or forwarded to the Trustee for cancellation, and the serial numbers of any Bearer Debt Securities of such Series against presentation or surrender of which payment has been made, and of the serial numbers of any Bearer Debt Securities of such Series which have not yet been presented or surrendered for payment.

      (d) Such Paying Agent will forward to the Trustee for cancellation each Global Bearer Debt Security and Definitive Bearer Debt Security of such Series (where there is no principal amount thereof remaining) delivered to it for cancellation in accordance with Section 2.8(b) or otherwise under this Indenture and will as soon as reasonably practicable furnish to the Issuer, the related Registrar and the Trustee a certificate specifying the serial numbers of the Global Bearer Debt Securities and Definitive Bearer Debt Securities in numerical sequence so forwarded to the Trustee for cancellation.

      (e) Such Paying Agent shall, at the request of the Holder of any Bearer Debt Security of such Series, issue voting certificates (including block, global or omnibus voting certificates) and voting instructions in a form and manner which comply with the provisions of this Indenture (subject to such regulations and procedures with respect to the same as may be established and agreed to from time to time by the Issuer, the Trustee and such Paying Agent). Such Paying Agent shall keep a full record of voting certificates and voting instructions issued by it and will give to the Issuer not less than 24 hours before the time appointed for any meeting or adjourned meeting full particulars of all voting certificates and voting instructions issued by it in respect of such meeting or adjourned meeting.

      (f) Such Paying Agent shall make payments of principal, premium, if any, interest and other amounts, if any, in respect of Bearer Debt Securities of such Series in accordance with the Principal Terms of such Bearer Debt Securities, provided that such Paying Agent shall not be obliged (but shall be entitled) to make such payments if it is not able to establish that it has received from the Issuer (whether or not at the due time) the full amount of such payment.

      (g) Such Paying Agent shall not exercise any lien, right of set-off or similar claim against any Person to whom it makes any payment under
           Section 2.8(f) above in respect of such payment, nor shall any commission or expense be charged by such Paying Agent to any such Person in respect of such payment.

      (h)  The Issuer shall provide to such Paying Agent for distribution:

           (i) specimen Bearer Debt Securities of such Series in definitive form; and

           (ii) sufficient copies of all documents required to be available at the Paying Agent for inspection as provided in any Offering Document relative to, or in the related Series Supplement for, such Series.

      (i) Such Paying Agent shall make available for inspection during normal business hours at its specified Office such documents as may be specified as so available in any Offering Document relative to, or in the related Series Supplement for, such Series, or as may be required by any securities exchange on which any of the Debt Securities of such Series may be listed or any over the counter market in which any of the Debt Securities of such Series may be traded.

      (j) Such Paying Agent shall make (on behalf of the Issuer) all necessary notifications and filings as may be required from time to time in relation to the issue, purchase and redemption of Bearer Debt Securities of such Series by all Applicable Laws. Except as set forth in the preceding sentence, the Issuer shall be solely responsible for ensuring that each Debt Security of such Series to be issued or other transactions to be effected under this Indenture complies with all Applicable Laws and that all necessary consents and approvals of, notifications to and registrations and filings with, any such authority in connection therewith are effected, obtained and maintained in full force and effect.

      (k) Such Paying Agent shall immediately notify the Issuer and the Trustee in writing of any notice delivered to it requesting a declaration that a Debt Security of such Series is due and payable by reason of an Event of Default or requiring any breach of any provision of this Indenture or the related Series Supplement to be remedied.

      (l) Such Paying Agent shall arrange, upon and in accordance with the instructions of, and at the expense of, the Issuer but not otherwise, for the publication in accordance with the terms and conditions of such Series of any notice which is to be given to the Holders of any Bearer Debt Securities of such Series and shall supply a copy of such publication to the Trustee.

      (m) If Bearer Debt Securities of such Series are exchangeable for Registered Debt Securities, such Paying Agent shall accept requests to effect such exchanges, together with the applicable Bearer Debt Securities, inform the related Registrar specifying (i) the aggregate principal amount of such Bearer Debt Securities, (ii) the names and addresses to be entered on the relevant Register for the Holders of such Registered Debt Securities, and (iii) the denominations of such Registered Debt Securities and assist in the issue of such Registered Debt Securities in accordance with the terms and conditions applicable thereto. Such Paying Agent shall, on the applicable exchange date forward such Bearer Debt Securities to the Trustee for cancellation.

      (n) Such Paying Agent shall collect all forms, if any, from Holders (or from other relevant Persons) that are specified by the Issuer which are required to exempt payments under the Bearer Debt Securities of such Series from Canadian federal withholding tax, and shall forward copies of such forms to the Issuer.

      (o) Such Paying Agent shall carry out such other acts and duties, and provide such other services, as may be specified with respect to such Paying Agent in the related Series Supplement.

           If the applicable Series Supplement does not provide for a Paying Agent with respect to a Series, the Trustee shall (in the case of the duties required to be performed by the Paying Agent under this Section) and may (in the case of the duties permitted to be performed by the Paying Agent under this Section) itself perform the duties of the Paying Agent specified in this Section.

2.9        REGISTRAR

           If a Series Supplement provides for a Registrar with respect to the applicable Series, then, subject to any contrary provision in such Series
Supplement:

      (a) Such Registrar shall maintain a register (with respect to such Series, a "REGISTER") in accordance with the terms and conditions of this Indenture. The Register shall show the principal amount and date of issue of each Registered Debt Security of such Series, the names and addresses of the initial Holders of such Registered Debt Securities, and the dates of all transfers to, and the names and addresses of, all subsequent Holders of such Registered Debt Securities.

      (b) So long as required by Trust Indenture Legislation, the Register for each Series shall be maintained in the Province of Ontario. Such Registrar may from time to time provide additional facilities at its other offices or, with the approval of the Issuer, at the offices of third parties for such registration and/or registration of exchange and transfer. No exchange or transfer of a Registered Debt Security of such Series nor any transmission of a Registered Debt Security of such Series upon death will be valid unless made at one of applicable offices of such Registrar by the Holder or by the Holder's executors, administrators or other legal representatives, or by the Holder's attorney duly appointed by a document in writing, in form and as to execution satisfactory to such Registrar and upon compliance with such reasonable requirements as such Registrar may prescribe from time to time and upon surrender of such Registered Debt Security to such Registrar for delivery to the Trustee for cancellation, whereupon a new Registered Debt Security of the same Series in the same principal amount and having identical terms will be executed by the Issuer, certified by the Trustee, and delivered to the transferee.

      (c) By the issue of new Registered Debt Securities of such Series, the forwarding of old Registered Debt Securities of such Series to the Trustee for cancellation, and the making of entries in the Register, such Registrar shall give effect to transfers of Registered Debt Securities of such Series in accordance with the terms and conditions of this Indenture.

      (d) The Issuer may from time to time deliver to such Registrar for cancellation Registered Debt Securities of such Series of which the Issuer is the Holder, whereupon the Registrar shall forward the same to the Trustee for cancellation and shall make the corresponding entries in the Register.

      (e) As soon as reasonably practicable but in any event within three months after each date on which Registered Debt Securities of such Series fall due for redemption, such Registrar shall notify the Issuer of the serial numbers of such Registered Debt Securities against surrender of which payment has been made and of the serial numbers of such Registered Debt Securities (and the names and addresses of the Holders thereof) which have not yet been surrendered for payment.

      (f) Such Registrar shall, upon and in accordance with the instructions of, and at the expense of, the Issuer but not otherwise, arrange for the delivery of any notice which is to be given to the Holders of Registered Debt Securities of such Series, and shall supply a copy of each such notice to the Issuer, the Trustee and the Paying Agent for such Series.

      (g) The Issuer shall ensure that such Registrar has available to it supplies of such Registered Debt Securities of such Series as shall be necessary in connection with the transfer of Registered Debt Securities of such Series and the exchange of Bearer Debt Securities of such Series for Registered Debt Securities.

      (h) Such Registrar shall, at the request of the Holder of any Registered Debt Security of such Series, make available forms of proxy (including block, global or omnibus forms of proxy) in a form and manner which comply with the provisions of this Indenture (subject to such regulations and procedures with respect to the same as may be established and agreed to from time to time by the Issuer and such Registrar) and shall perform and comply with the provisions for meetings of Holders as set out in this Indenture.

      (i) Such Registrar shall make payments of principal, premium, interest and other amounts, in respect of Registered Debt Securities of such Series in accordance with the Principal Terms thereof, provided that such Registrar shall not be obliged (but shall be entitled) to make such payments if it is not able to establish that it has received from the Issuer (whether or not at the due time) the fall amount of such payment.

      (j) Such Registrar shall not exercise any lien, right of set-off or similar claim against any Person to whom it makes any payment under
           Section 2.9(a) above in respect of such payment, nor shall any commission or expense be charged by such Registrar to any such Person in respect of such payment.

      (k) The Issuer shall provide to such Registrar specimen Registered Debt Securities of such Series in definitive form, and sufficient copies of all documents required to be available from the Registrar for inspection as provided in any Offering Document relative to, or in the related Series Supplement for, the Debt Securities of such Series.

      (l) Such Registrar shall make available for inspection during normal business hours at its specified Office such documents as may be specified as so available in any Offering Document relative to, or in the related Series Supplement for, such Series or as may be required by any securities exchange on which any of the Debt Securities of such Series may be listed or any over the counter market in which any of the Debt Securities of such Series may be traded.

      (m) Such Registrar shall provide to the Paying Agent for such Series all such information in the Registrar's possession with respect to Registered Debt Securities of such Series as such Paying Agent may reasonably require in order to perform its obligations with respect to such Series set out in this Indenture.

      (n) If Bearer Debt Securities of such Series are exchangeable for Registered Debt Securities, such Registrar shall accept requests to effect such exchanges, together with the applicable Bearer Debt Securities (or notifications from the Paying Agent for such Series of receipt by it of such Bearer Debt Securities) and such Registrar shall effect the issue of Registered Debt Securities of such Series and the making of entries in the Register, and shall give effect to exchanges of Bearer Debt Securities of such Series for Registered Debt Securities in accordance with the terms and conditions applicable to such Debt Securities. Such Registrar shall immediately upon the receipt of the applicable Bearer Debt Securities, together with a request for the exchange of such Bearer Debt Securities for Registered Debt Securities notify the Paying Agent for such Series of such receipt specifying (i) the serial numbers of the Bearer Debt Securities, (ii) the aggregate principal amount of the Debt Securities, and (iii) the applicable exchange date and shall on the applicable exchange date forward all Bearer Debt Securities received by it to the Trustee for cancellation. Such Registrar shall notify the Issuer and the related Paying Agent promptly of the exchange of Bearer Debt Securities for Registered Debt Securities, specifying the serial numbers of the Bearer Debt Securities and of the Registered Debt Securities issued in exchange therefor, the aggregate principal amount involved and the applicable exchange date.

      (o) Such Registrar shall ensure that in no event shall Registered Debt Securities be exchanged for Bearer Debt Securities without the consent of the Issuer.

      (p) Such Registrar shall carry out such other acts and duties, and provide such other services, as may be specified with respect to such Registrar in the related Series Supplement.

           If the applicable Series Supplement does not provide for a Registrar with respect to a Series, the Trustee shall (in the case of the duties required to be performed by the Registrar under this Section) and may (in the case of the duties permitted to be performed by the Registrar under this Section) itself perform the duties of the Registrar specified in this Section.

2.10       TRANSFER AGENT

           If a Series Supplement provides for a transfer agent (a "TRANSFER AGENT") with respect to the applicable Series, then, subject to any contrary provision in such Series Supplement, such Transfer Agent shall:

      (a) receive requests from Holders of such Series for the transfer of Registered Debt Securities of such Series, inform the Registrar for such Series in writing of the receipt of such requests, forward the deposited Registered Debt Securities to or to the order of such Registrar and assist in the issuance of new Registered Debt Securities of such Series and in particular, without limitation, notify the Registrar for such Series in writing of (i) the name and address of the Holders of the Registered Debt Securities to be transferred, (ii) the serial number and principal amount of the Registered Debt Securities to be transferred, (iii) in the case of a transfer of part only, the principal amount of the Registered Debt Securities to be transferred, and (iv) the names and addresses of the transferees to be entered on the Register;

      (b) make available for collection by each applicable Holder new Registered Debt Securities of such Series;

      (c) accept surrender of Registered Debt Securities of such Series and assist in effecting final payment of the Registered Debt Securities of such Series;

      (d)  keep the Registrar for such Series informed of all transfers;

      (e) carry out such other acts as may reasonably be necessary to give effect to the Principal Terms of such Series; and

      (f) carry out such other acts and duties, and provide such other services, as may be specified with respect to such Transfer Agent in the related Series Supplement.

           If the applicable Series Supplement does not provide for a Transfer Agent with respect to a Series, the Trustee shall (in the case of the duties required to be performed by the Transfer Agent under this Section) and may (in the case of the duties permitted to be performed by the Transfer Agent under this Section) itself perform the duties of the Transfer Agent specified in this Section.

2.11       REGISTRATION OF EXCHANGES AND TRANSFERS

      (a) Debt Securities of a Series may be exchanged for one or more Debt Securities of the same Series in an equal aggregate principal amount and having the same Principal Terms; provided, however, that each Debt Security issued in exchange for such original Debt Security shall have a principal amount in an authorized denomination as provided for in the related Series Supplement.

      (b) Where the Debt Securities of a Series may be issued in either bearer form or registered form, (a) Bearer Debt Securities of such Series may be exchanged for either (or a combination of) Bearer Debt Securities or Registered Debt Securities of such Series, and (b) Registered Debt Securities of such Series may be exchanged only for Registered Debt Securities of such Series.

      (c) Bearer Debt Securities shall be transferable by delivery.

      (d) Notwithstanding anything contained in this Section, the Registrar shall not be required to register the exchange or transfer of any Debt Security during the period of 15 days preceding the date for any payment with respect to such Debt Security, including the date on which such Debt Security is to be redeemed, if applicable.

      (e) The Registrar and the Trustee may make a charge to reimburse themselves for any stamp taxes or governmental charges required to be paid and a reasonable charge for their services and a reasonable sum per Debt Security created and issued upon any exchange or transfer of Debt Securities effected by them, other than an exchange of interim Debt Securities for permanent Debt Securities. Payment of such charges will be made by the Person requesting the exchange or transfer as a condition precedent to such exchange or transfer.

2.12       PERSONS ENTITLED TO PAYMENT

      (a) Prior to due presentment for registration of transfer of any Registered Debt Security, the Issuer, the Trustee, the related Registrar, the related Paying Agent and any other Person may treat the Person in whose name any Registered Debt Security is registered in the applicable Register (including, in the case of a Global Registered Debt Security, the related Depositary or the nominee of such Depositary in whose name such Global Registered Debt Security is registered) as the absolute and sole owner of such Registered Debt Security for all purposes including receiving payment of the principal of and any premium, interest on or other amount on such Registered Debt Security, receiving any notice to be given to the Holder of such Registered Debt Security, and taking any Holder Action with respect to such Registered Debt Security, whether or not any payment with respect to such Registered Debt Security shall be overdue, and none of the Issuer, the Trustee, the related Registrar, the related Paying Agent or any other Person shall be affected by notice to the contrary.

      (b) The Issuer, the Trustee, the related Registrar, the related Paying Agent and any other Person may treat the bearer of any Bearer Debt Security (including, in the case of a Global Bearer Debt Security, the related Depositary or the nominee of such Depositary which is the bearer of such Global Bearer Debt Security) as the absolute and sole owner of such Bearer Debt Security for all purposes including receiving payment of the principal of and any premium, interest or other amount payable on such Bearer Debt Security, receiving any notice to be given to the Holder of such Bearer Debt Security, and taking any Holder Action with respect to such Bearer Debt Security, whether or not any payment with respect to such Bearer Debt Security shall be overdue, and none of the Issuer, the Trustee, the related Registrar, the related Paying Agent or any other Person shall be affected by notice to the contrary.

      (c) Delivery of a Debt Security to the Trustee, the related Registrar or the related Paying Agent by or on behalf of the Holder thereof shall, upon payment of such Debt Security, be a good discharge to the Issuer of all obligations evidenced by such Debt Security. None of the Issuer, the Trustee, the related Registrar, the related Paying Agent or any other Person shall be bound to inquire into the title of any such Holder nor shall the Issuer, the Trustee, the related Registrar, the related Paying Agent or any other Person be bound to see to the execution of any trust affecting the ownership of any Debt Security or be affected by notice of any equity that may be subsisting in respect any Debt Security.

      (d) In the case of the death of one or more joint registered Holders of a Registered Debt Security, the principal of, and premium, interest and other amounts on such Debt Security may be paid to the survivor or survivors of such registered Holders whose receipt of such payment, accompanied by the delivery of such Debt Security, shall constitute a valid discharge to the Issuer, the Trustee, the related Registrar and the related Paying Agent.

2.13       CANCELLATION OF DEBT SECURITIES

      (a) All Debt Securities surrendered to the Trustee for payment of the final amount required to be paid thereon or that have been redeemed by the Issuer as contemplated by Section 3.1 or redeemed by way of mandatory sinking fund payment as contemplated by Section 3.2, or that have been surrendered to the Trustee for registration of exchange or transfer, shall be promptly cancelled by the Trustee, and if surrendered to the related Registrar or the related Paying Agent, shall be delivered by it to the Trustee for cancellation and shall be cancelled by the Trustee on receipt. The Trustee shall give prompt written notice to the Issuer, the related Registrar and the related Paying Agent of the particulars of any Debt Securities cancelled by it.

      (b) The Issuer may, in its discretion at any time deliver to the Trustee for cancellation any Debt Securities which the Issuer has purchased as provided for in this Indenture, and all such Debt Securities so delivered shall be cancelled by the Trustee.

      (c) All Debt Securities which have been cancelled by the Trustee shall be destroyed by the Trustee, which shall furnish to the Issuer, the related Registrar and the related Paying Agent a destruction certificate setting forth the numbers and denominations of the Debt Securities so destroyed.

2.14       MUTILATED, LOST, STOLEN OR DESTROYED DEBT SECURITIES

      (a) If any Debt Security has been mutilated or defaced or has or has been alleged to have been lost, stolen or destroyed, then, on application by the applicable Holder to the related Paying Agent (in the case of a Bearer Debt Security) or the related Registrar (in the case of a Registered Debt Security) (each in such capacity a "REPLACEMENT AGENT"), the Issuer may in its discretion, execute, and upon such execution the Trustee will certify and deliver, a new Debt Security of the same Series, date and the same Principal Terms as the defaced, mutilated, lost, stolen or destroyed Debt Security in exchange for and in place of the defaced or mutilated Debt Security, and in lieu of and in substitution for the lost, stolen or destroyed Debt Security. Notwithstanding the foregoing, no Debt Security shall be delivered as a replacement for any Debt Security which has been mutilated or defaced otherwise than upon surrender of the mutilated or defaced Debt Security, and no Debt Security shall be delivered as a replacement for any Debt Security which has been lost, stolen or destroyed unless the applicant for the replacement Debt Security has furnished to the Issuer and the Trustee evidence, satisfactory in form and substance to the Issuer and the Trustee, of its ownership of, and of such loss, theft or destruction of, such Debt Security and has indemnified (including by way of indemnity bond if so required) the Issuer, the Trustee, the related Registrar and the related Paying Agent in amount, form and substance satisfactory to each of them. Any instructions by the Issuer to a Replacement Agent under this Section shall include such indemnifications for the protection of such Replacement Agent as such Replacement Agent may reasonably require.

      (b) If any mutilated, defaced, lost, stolen or destroyed Debt Security has become or is about to become due and payable, the Issuer, in its discretion, may, instead of executing a replacement Debt Security, pay to the Holder thereof the full amount outstanding on such mutilated, defaced, lost, stolen or destroyed Debt Security.

      (c) Upon the issuance of a replacement Debt Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation to such issuance and any other expenses (including the fees and expenses of the Trustee, the related Registrar and the related Paying Agent) connected with such issuance.

      (d) Each replacement Debt Security shall bear a unique serial number and be in a form otherwise identical to the Debt Security it replaces and shall be entitled to the benefits of this Indenture to the same extent and in the same manner as the Debt Security it replaces.

      (e) The Replacement Agent shall promptly deliver to the Trustee for cancellation, and on receipt thereof the Trustee shall cancel, each mutilated or defaced Debt Security surrendered to it and in respect of which a replacement Debt Security has been delivered.

      (f) The Replacement Agent shall notify the Issuer, the Trustee, the related Registrar (unless the related Registrar is the Replacement Agent) and the related Paying Agent (unless the related Paying Agent is the Replacement Agent) of the delivery by it of any replacement Debt Security, specifying the serial number of such replacement Debt Security and the serial number

(if any and if known) of the Debt Security which it replaces and confirming whether or not that the Debt Security which it replaces has been delivered to the Trustee for cancellation.

      (g) Unless the Issuer instructs otherwise, the Trustee shall destroy each mutilated or defaced Debt Security surrendered to and cancelled by it and in respect of which a replacement Debt Security has been delivered and shall, as soon as reasonably practicable, furnish to the Issuer, the related Registrar and the related Paying Agent a certificate as to such destruction specifying in numerical sequence the serial numbers of the Debt Securities so destroyed.

2.15       ACCESS TO LISTS OF HOLDERS

      (a) Each Register for a Series will, at all reasonable times, be open for inspection by the Issuer, the Trustee, the related Registrar and the related Paying Agent.

      (b) The Trustee shall, and the Issuer shall upon demand of the Trustee furnish the Trustee with the information required to enable the Trustee to, furnish to any Person any list of Holders of Registered Debt Securities of a Series that is required to be furnished to such Person under applicable Trust Indenture Legislation, in accordance with the time periods and procedures prescribed by such Trust Indenture Legislation, upon compliance by such Person with all applicable requirements of such Trust Indenture Legislation for the furnishing of such list.

      (c) Every Holder of a Registered Debt Security, by receiving and holding such Debt Security, agrees with the Issuer, the Trustee, the related Registrar, the related Paying Agent and the related Other Series Agents that none of such Persons or their respective agents shall be held accountable by reason of the disclosure of any information as to the names and addresses of such Holders, regardless of the sources from which such information was derived.

2.16       GLOBAL SECURITIES

      (a) The Issuer, at its option, may at any time and from time to time require that any or all Debt Securities of a Series be represented in the form of a Bearer Global Debt Security or a Registered Global Debt Security held by or on behalf of the related Depositary as custodian of such Global Debt Security. If the Issuer requires that the Debt Securities of a particular Series are to be issued as a Global Debt Security, then the Issuer shall execute, and the Trustee shall certify and deliver, a Global Debt Security that (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount, (ii) if in registered form, shall be registered in the name of the related Depositary or its nominee, (iii) shall be delivered by the Trustee to the related Depositary or pursuant to the related Depositary's instruction, and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in the Indenture, this Debt Security may be transferred, in whole but not in part, only to another nominee of the Depositary or to a successor Depositary or to a nominee of such successor Depositary." Any endorsement of a Global Debt Security to reflect the principal amount, or any increase or decrease in the principal amount, of the Debt Securities represented by such Global Debt Security shall be made by the Trustee, the related Registrar or the related Paying Agent, as the case may be, in such manner and upon instructions given by such Person as shall be specified in such Global Debt Security or in an Issuer Order.

      (b) It is expressly acknowledged that any registrations of beneficial ownership, and transfers of beneficial ownership, of Debt Securities represented by Global Debt Securities will be made only through the applicable Book-Based System. The rights of a holder of any interest in a Debt Security represented by a Global Debt Security (including the right to receive a certificate or other instrument evidencing an ownership interest in such Debt Security) shall be limited to those rights established by Applicable Law and by agreements between the related Depositary and its applicable Participant and between such Participant and holder of such interest. Accordingly, none of the Issuer, the Trustee, the related Registrar, the related Paying Agent or any agent of any such Person shall be under any obligation to deliver to the holder of such interest, nor shall such holder have any right to require the delivery of, a certificate evidencing any Debt Security (or interest therein) represented by a Global Debt Security.

      (c)  If:

           (i)   required to do so by Applicable Law;

           (ii)  the applicable Book-Based System ceases to exist;

           (iii) the Issuer determines that the applicable Depositary is no longer willing or able to discharge properly its responsibilities as depositary and the Issuer is unable to engage a qualified successor; or

           (iv) the Issuer at its option elects to terminate the applicable Book-Based System for any reason (including if the Issuer considers it impracticable or inefficient to effect any distribution of the applicable Debt Securities through the applicable Book-Based System or through the facilities of the applicable Depositary);

the Issuer, with the consent of the Trustee, which consent shall not be unreasonably withheld or delayed, shall have the right to allow Debt Securities represented by a Global Debt Security to be issued in definitive form to holders other than the applicable Depositary and its nominees and to allow transfers of such Debt Securities other than within the applicable Book-Based System and to allow any payments or distributions required to be made under this Indenture with respect to such Debt Securities to be made other than to the related Depositary or to be distributed other than through the applicable Book-Based System. In addition, the Issuer, with the consent of the Trustee, which consent shall not be unreasonably withheld or delayed, shall have the right to appoint one or more sub-custodians in the event that the Issuer determines that it is impractical for the related Depositary to act as custodian for any Debt Securities which are, and which are permitted to be, beneficially owned by non-residents of Canada.

      (d) Notwithstanding Section 2.11, a Global Debt Security may be transferred, in whole but not in part and in the manner provided in Section 2.11, only to another nominee of the

Depositary for the applicable Series, or to a successor Depositary for the applicable Series selected or approved by the Issuer or to a nominee of such successor Depositary.

      (e) If at any time a Depositary notifies the Issuer that it is unwilling or unable to continue as depositary for a Series or if at any time such Depositary shall no longer be registered or in good standing under any Applicable Law, or be qualified as a Clearing Agency under any Applicable Securities Law, in each case as required in order to fulfil its duties and obligations as Depositary for such Series, and a successor Depositary for such Series is not appointed by the Issuer within 120 days after the Issuer receives notice, or becomes aware, of such condition, this Section shall no longer be applicable to such Series and the Issuer will execute, and the Trustee will certify and deliver, Definitive Debt Securities of such Series in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debt Securities of such Series in exchange for such Global Debt Securities. In addition, the Issuer may at any time determine that a Series shall no longer be represented by Global Debt Securities and that this Section shall no longer apply to such Series. In such event the Issuer will execute, and the Trustee, upon receipt of an Issuer's Order evidencing such determination by the Issuer, will certify and deliver, Definitive Debt Securities of such Series in authorized denominations, and in an aggregate principal amount equal to the principal amount of such Global Debt Securities in exchange for such Global Debt Securities. Upon the exchange of the Global Debt Securities of a Series for Definitive Debt Securities of such Series, such Global Debt Securities shall be cancelled by the Trustee. Such Definitive Debt Securities shall be registered in such names and in such authorized denominations as the related Depositary, pursuant to instructions from its Participants or otherwise, shall notify to the Trustee or the related Registrar, as the case may be. The Trustee shall deliver such Definitive Debt Securities to the related Depositary for delivery to the Persons in whose names such Debt Securities have been so registered.


                             ARTICLE 3
             REDEMPTIONS AND PURCHASES, SINKING FUNDS

3.1        REDEMPTION

           Debt Securities that are, in accordance with their Principal Terms, redeemable before their Stated Maturity, shall be redeemable in accordance with the following provisions:

      (a) ELECTION TO REDEEM; NOTICE TO TRUSTEE, REGISTRAR AND PAYING AGENT. If the Issuer elects to redeem less than all of the Debt Securities of a Series, the Issuer shall, at least 45 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee, the related Registrar and the related Paying Agent), notify the Trustee, the related Registrar and the related Paying Agent of the Redemption Date and of the principal amount of such Series to be redeemed.

      (b)  SELECTION OF DEBT SECURITIES TO BE REDEEMED.

           (i) If less than all of a Series is to be redeemed, the particular Debt Securities to be redeemed shall be selected by the Trustee not more than 60 days prior to the Redemption Date in any authorized denomination on a pro rata basis or by such other method (which may include random selection by computer) that complies with Applicable Law or any rules, procedures or requirements of any securities exchange on which any of such Debt Securities are listed or of any over-the-counter market in which any of such Debt Securities are traded and that the Trustee may deem appropriate. For this purpose the Trustee may make, and from time to time amend, regulations with respect to the manner in which Debt Securities may be so selected and regulations so made shall be valid and binding upon all Holders notwithstanding the fact that, as a result of such regulations, any Debt Security becomes subject to redemption in part only.

           (ii) The Trustee shall promptly notify the Issuer, the related Registrar and the related Paying Agent of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, of the principal amount of such Debt Securities to be redeemed.

           (iii) Unless the context otherwise requires, all provisions hereof relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of such Debt Security that has been or is to be redeemed.

      (c) NOTICE OF REDEMPTION.

           (i) Notice of redemption shall be given not less than 30 or more than 60 days prior to the Redemption Date, to the Holders of the Debt Securities to be redeemed.

           (ii)  All notices of redemption shall state: (i) the Redemption Date;
                 (ii) the Redemption Price; (iii) if less than all of the applicable Series is to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed; (iv) that on the Redemption Date the Redemption Price of each such Debt Security (or part thereof) to be redeemed will become due and payable, and that interest on such Debt Security (or part thereof to be redeemed) shall cease to accrue on and after such date; (iv) the Place of Payment where such Debt Securities, together in the case of Bearer Debt Securities with all coupons, if any, of such Bearer Debt Securities maturing on or after the Redemption Date, are to be surrendered; (vi) if applicable, that the redemption is for a sinking fund; and (vii) any other matter that the Trustee, the related Registrar or the related Paying Agent reasonably requests in connection with such redemption.

           (iii) Notice of redemption of Debt Securities at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee, the related Registrar or the related Paying Agent in the name and at the expense of the Issuer.

      (d) DEPOSIT OF REDEMPTION PRICE. On or prior to the Redemption Date, the Issuer shall deposit with the Trustee, the related Registrar or the related Paying Agent (or, if the Issuer is acting as its own Paying Agent, it shall segregate and hold in trust as provided in Section 5.2(c)), an amount of money sufficient to pay the Redemption Price of and (except as provided in clause (e)(i) below) accrued interest on, all the Debt Securities (or parts thereof) that are to be redeemed on such date.

      (e)  DEBT SECURITIES PAYABLE ON REDEMPTION DATE.

           (i) If notice of redemption has been given as provided herein, the Debt Securities (or parts thereof) that are to be redeemed shall, become due and payable on the Redemption Date, at the Redemption Price specified in such notice. From and after such date (unless the Issuer shall default in the payment of the Redemption Price or any accrued interest) such Debt Securities (or parts thereof) shall cease to bear interest and the coupons for such interest pertaining to any Bearer Debt Securities so redeemed, except to the extent provided below, shall be void. Upon surrender of any Debt Security for redemption in accordance with a notice of redemption, the Redemption Price of such Debt Security shall be paid by the Issuer together with accrued interest to the Redemption Date; provided, however, that instalments of interest (on Bearer Debt Securities) having a Stated Maturity on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (except as otherwise provided in clause (e)(ii) below); and provided further that instalments of interest (on Registered Debt Securities) having a Stated Maturity on or prior to the Redemption Date shall be payable to the Holders thereof registered as such on the applicable Regular Interest Record Dates for such instalments.

           (ii) If a Bearer Debt Security surrendered for redemption is not accompanied by all coupons maturing on or after the Redemption Date, such Bearer Debt Security may be paid after deducting from the amount otherwise payable to the Holder thereof an amount equal to the face amount of all such missing coupons, or the surrender of any such missing coupons may be waived by the Issuer, the Trustee, the related Registrar and the related Paying Agent if they receive such security or indemnity as they may require in respect thereof. If thereafter the applicable Holder shall surrender to the Trustee, the related Registrar or the related Paying Agent any missing coupons in respect of which such a deduction was made, such Holder shall be entitled to receive the amount so deducted.

           (iii) If a Debt Security called for redemption shall not be paid upon surrender of such Debt Security for redemption, the principal of and any premium, interest and other amounts on such Debt Security shall, until paid, bear interest from the Redemption Date at the rate or rates prescribed therefor in the related Series Supplement.

      (f) DEBT SECURITY REDEEMED IN PART. Any Registered Debt Security that is to be redeemed only in part shall be surrendered to the Issuer, the Trustee or the related Registrar with, if such Person so requires, due endorsement by, or a written instrument of transfer in form satisfactory to such Person duly executed by, the Holder or the Holder's attorney duly authorized in writing, and the Issuer shall execute, and the Trustee shall certify and deliver to such Holder without charge, a new Registered Debt Security or Registered Debt Securities of the same Series, of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and having the same Principal Terms as, and in exchange for, the unredeemed portion of the Debt Security so surrendered. Any Bearer Debt Security that is to be redeemed only in part shall be surrendered to the Issuer, the Trustee or the related Paying Agent as specified in the applicable notice of redemption, and the Issuer shall execute, and the Trustee shall certify and deliver to the Holder of such Debt Security, without charge, one or more new Bearer Debt Securities of the same Series (or one or more new Registered Debt Securities of the same Series if requested by the Holder and if such Series is issuable as Registered Debt Securities), of any authorized denomination as requested by such Holder in an aggregate principal amount equal to and having the same Principal Terms as, and in exchange for, the unredeemed portion of the Debt Security so surrendered.

3.2        SINKING FUND

           If the Principal Terms of a Series create an obligation for the Issuer to establish and fund a sinking fund for such Series, such sinking fund shall be established and funded in accordance with the following provisions:

      (a) The minimum amount of any sinking fund payment required to be made is referred to herein as a "MANDATORY SINKING FUND PAYMENT", and any payment in excess of such minimum amount is referred to as an "OPTIONAL SINKING FUND PAYMENT". Unless otherwise specified in the related Series Supplement, the cash amount of any mandatory sinking fund payment will be subject to reduction as provided Section 3.2(b). Each sinking fund payment shall be applied to the redemption of such Series as specified in the related Series Supplement.

      (b) The Issuer may apply any Debt Securities of such Series that have previously been redeemed at the election of the Issuer (including by way of any optional sinking fund payment) as permitted by the related Series Supplement, as a credit against and in satisfaction of an equal principal amount of any mandatory sinking fund payment with respect to such Series, provided that such Debt Securities have not been previously so credited. Such Debt Securities to be credited shall be delivered by the Issuer to the Trustee for such purpose, and the amount of such mandatory sinking fund payment shall be reduced accordingly.

      (c) Not less than 45 days prior to each sinking fund payment date, the Issuer shall deliver to the Trustee a Certificate of the Issuer specifying the amount of the sinking fund payment to be made on such date, the applicable Series, and the portion of such sinking fund payment, if any, that is to be satisfied by delivering and crediting Debt Securities of such Series pursuant to Section 3.2(b), together with any Debt Securities to be so delivered. Not less than 30 days prior to each such sinking fund payment date the Trustee shall select the Debt Securities to be redeemed on such date in the manner specified in Section 3.1, and shall cause notice of the redemption to be given in the name of and at the expense of the Issuer in the manner provided in Section 3.1. Such notice having been duly given, the redemption of such Debt Securities shall be made as provided in
           Section 3.1. All Debt Securities purchased by the Issuer pursuant to this Section shall be cancelled and shall not be reissued.

3.3        PURCHASE OF DEBT SECURITIES

      (a) Subject to Applicable Law, the Issuer shall have the right at any time and from time to time to purchase Debt Securities in the market or by tender or by private contract, at any price that is agreed upon between the Issuer and the applicable Holders.

      (b) Upon an invitation for tenders, if more Debt Securities of the applicable Series are tendered at the same lowest price that the Issuer is prepared to accept, the Debt Securities to be purchased by the Issuer will be selected by the Trustee in such manner (which may include random selection by computer) that complies with Applicable Law or any rules, procedures or requirements of any securities exchange on which any of such Debt Securities are listed or of any over-the-counter market in which any of such Debt Securities are traded and that the Trustee deems appropriate, from the Debt Securities tendered at such price. For this purpose the Trustee may make, and from time to time amend, regulations with respect to the manner in which Debt Securities may be so selected, and regulations so made shall be valid and binding upon all Holders notwithstanding the fact that, as a result of such regulations, any Debt Security becomes subject to purchase in part only. The Holder of any Debt Security of which part only is purchased shall be entitled to receive, upon surrender of such Debt Security, without cost to such Holder, one or more new Debt Securities for the unpurchased part so surrendered, and the Issuer shall execute, and the Trustee shall certify and deliver, such new Debt Securities upon receipt of the Debt Security so surrendered.

                                    ARTICLE 4
                         PAYMENTS, PRIORITY ARRANGEMENTS

4.1        PROVISIONS FOR PAYMENT

           The principal of and any premium, interest and other amounts on a Series will be payable in the currency specified in the related Series Supplement for such Series at the Place of Payment for such Series against surrender of the Debt Securities of such Series at the Office of the Trustee, the related Registrar or the related Paying Agent, as the case may be, in such Place of Payment. If no currency is specified in the related Series Supplement, amounts payable with respect to such Series will be payable in United States Dollars. A Series will bear interest, if any, payable on the Interest Payment Dates and at the rate or rates specified in, or determined in the manner provided in, the related Series Supplement, and interest on such Series will be computed on the basis of a calendar year of 365 or 366 days. Each Debt Security will be dated its Series Issuance Date or, if agreed upon by the Issuer and the Trustee, the date of its certification by the Trustee.

4.2        INTEREST PAYMENTS

      (a) Interest payable on a Registered Debt Security on an Interest Payment Date will be paid to the Holder thereof at the close of business on the Regular Interest Record Date for such Interest Payment Date. If a Bearer Debt Security is surrendered in exchange for a Registered Debt Security after the close of business on a Regular Interest Record Date and before the opening of business on the related Interest Payment Date, such Bearer Debt Security shall be surrendered without the coupon related to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Debt Security exchanged for such Bearer Debt Security, but will be payable only to the Holder of such coupon when due in accordance with this Indenture. Payment of interest on a Registered Debt Security will be made with respect to all but not less than all of a Series, and upon payment by the Issuer of the additional fees and expenses of the Trustee, the related Registrar or the related Paying Agent, as the case may be, with respect thereto, at the option of the Issuer: (i) at the Place of Payment for such Series; (ii) by electronic funds transfer to an account designated by each Holder of such Series from time to time; or (iii) by cheque mailed not later than three Business Days prior to the applicable Interest Payment Date to the address of the Person entitled to such payment as the address appearing in the relevant Register. Interest on a Bearer Debt Security shall be payable only upon presentation and surrender of the applicable coupon for such interest.

      (b) If a Debt Security or a portion thereof is called for redemption and the Redemption Date is subsequent to a Regular Interest Record Date but prior to the related Interest Payment Date, interest on such Debt Security will be paid upon presentation and surrender of such Debt Security as provided in Section 3.1.

      (c) Interest on any Series that is not paid on or within three Business Days following the applicable Interest Payment Date ("DEFAULT INTEREST") will be paid in accordance with the following:

           (i) The Issuer may elect to pay the Default Interest to the Holders of such Series as at the close of business on a Special Interest Record Date for the payment of the Default Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Default Interest proposed to be paid and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the amount of the Default Interest proposed to be paid, or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, and such money when deposited shall be held in trust for the benefit of the Persons entitled thereto. The Trustee shall then fix a special record date (a "SPECIAL INTEREST RECORD DATE") for the payment of the Default Interest, which shall be not less than 10 days and not more than 15 days prior to the proposed payment date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee will cause notice of the proposed payment and the Special Interest Record Date to be given to the Holders of such Series not less than 10 days prior to such Special Interest Record Date. Default Interest will be paid to the Holders as at the close of business on such Special Interest Record Date and will not payable pursuant to Section 4.2
                 (c)(ii) below. If a Bearer Debt Security is surrendered to the related Registrar or the related Paying Agent in exchange for a Registered Debt Security after the close of business on a Special Interest Record Date but before the opening of business on the date of payment of the Default Interest, such Bearer Debt Security shall be surrendered without the coupon related to the Default Interest, and the Default Interest will not be payable on such date of payment in respect of the Registered Debt Security exchanged for such Bearer Debt Security, but will be payable only to the Holder of such coupon in accordance with the provisions of this Indenture.

           (ii) The Issuer may pay Default Interest on any Series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Series is listed or any over the counter market in which such Series is traded, and upon such notice as may be required by such exchange or market, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this Section, such manner of payment shall be deemed practicable by the Trustee.

      (d) Subject to the foregoing provisions of this Section, each Debt Security delivered upon the transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Debt Security.

4.3        CURRENCY INDEMNITY

           The Issuer shall make payments relative to each Debt Security in the currency in which such Debt Security is denominated (the "ORIGINAL CURRENCY"). If the Issuer makes payment relative to a Debt Security (whether to the Trustee, the related Registrar, the related Paying Agent or the applicable Holder) in a currency (the "OTHER CURRENCY") other than the Original Currency (whether voluntarily or pursuant to an order or judgement of a court or tribunal of any jurisdiction), such payment shall constitute a discharge of the liability of the Issuer in respect of such Debt Security only to the extent of the amount of the Original Currency which the recipient of such payment purchases, in accordance with its normal practice, with the amount of the Other Currency received. If the amount of the Original Currency which the recipient is able to purchase is less than the amount of the Original Currency due, the Issuer shall indemnify and save the Trustee, the related Registrar, the related Paying Agent and the applicable Holder harmless from and against any loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Indenture, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Trustee, the related Registrar, the related Paying Agent or the applicable Holder, and shall continue in full force and effect notwithstanding any judgement or order in respect of any amount due under this Indenture.

4.4        RANKING OF DEBT SECURITIES

      (a) All Debt Securities of a Series shall rank pari passu and rateably with all other Debt Securities of such Series, and shall share all security, if any, delivered to the Trustee or any Person on its behalf with respect to such Series equally and rateably with all other Persons for whom such security, pursuant to its terms, is held by the Trustee, in each case without discrimination, preference or priority among such Debt Securities and irrespective of their actual dates or terms of issue.

      (b) All Debt Securities of a Series shall rank pari passu and rateably with all Debt Securities of all other Series without discrimination, preference or priority among such Debt Securities and irrespective of their actual dates or terms of issue, subject however to (i) any sinking fund or defeasance provisions, if any, applicable to different Series, and (ii) any security provided for, and any subordination provisions of, any Series.

      (c) If so provided in the related Series Supplement, and subject to compliance with any terms of any other Series Supplement prohibiting the granting, creation, incurring or suffering to exist of liens, the amounts payable under or with respect to a Series may be secured in such manner, against such property and pursuant to such security documents as may be specified in the related Series Supplement (any such lien for a Series being referred to herein as the "SERIES SPECIFIC LIEN" for such Series). In any such case, unless otherwise expressly provided by the applicable security documents or by this Indenture, the Series Specific Lien for a Series will be separate and distinct from the Series Specific Lien, if any, for any other Series, and will not secure the amounts payable under or with respect to any other Series.

      (d) If so provided in the related Series Supplement, the amounts payable under or with respect to a Series may be subordinated in such manner, pursuant to such documents and to such other debts and liabilities of the issuer and any other obligor in respect of such Series (including any other Series) as may be specified in the related Series Supplement.

      (e) Each Holder by accepting a Debt Security, irrevocably authorizes and directs the Trustee on its behalf to take such action (including the execution and delivery of documents of subordination) as may be necessary or appropriate to further assure the priority arrangements provided for in this Indenture with respect to any Series, including regarding application of payments, the provision of security and the effecting of subordination arrangements, and each Holder appoints the Trustee as its agent for any and all such purposes.

      (f) A Holder may at any time extend any time of payment applicable to its Debt Securities, including waiver of any Event of Default applicable to such Debt Securities, without notice to or consent from any creditor of the Issuer (including any other Holder) which is subordinate in right of payment to such Holder.


                                    ARTICLE 5
                                    COVENANTS

5.1        COVENANTS

           In relation to each Series, the Issuer covenants and agrees with the Trustee for the benefit of Holders of such Series that, so long as such Series is Outstanding and except as otherwise permitted by the prior written consent of the Trustee in the case of any such covenant other than the covenant in Section 5.1(a):

      (a) PAY PRINCIPAL, INTEREST AND OTHER AMOUNTS. The Issuer will duly and punctually pay or cause to be paid when due to every Holder of such Series the principal, and premium, interest and other amounts, on such Series.

      (b) MAINTENANCE OF OFFICE OR AGENCY.

           (i) The Issuer will maintain or cause the related Registrar or the related Paying Agent, as the case may be, to maintain an Office or Agency at each Place of Payment for such Series where Debt Securities of such Series may be presented or surrendered for payment, or for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of such Series, this Indenture and the related Series Supplement may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of any such Office or Agency. If at any time the Issuer shall fail to maintain such required Office or Agency or shall fail to furnish to the Trustee the address of any such Office or Agency, such presentations, surrenders, notices and demands may be made or served at the principal corporate trust office of the Trustee in Toronto, Ontario, except that Bearer Debt Securities of such Series and the related coupons may be presented and surrendered for payment at the place specified for such purpose pursuant to the related Series Supplement or, if no such place is specified, at the stock and bond transfer office of the Trustee in Toronto, Ontario, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

           (ii) The Issuer may from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Debt Securities of such Series and, in the case of Bearer Debt Securities, any coupons of such Bearer Debt Securities, subject to Section 5.1(b)(i), may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain, or cause the related Registrar or the related Paying Agent, as the case may be, to maintain for such purposes an Office or Agency in each Place of Payment for such Series. The Issuer will give prompt written notice to the Trustee of any such designation and any change in the location of any such other Office or Agency.

      (c)  MONEY FOR PAYMENTS TO BE HELD IN TRUST.

           (i) If the Issuer shall at any time act as its own Paying Agent for such Series it will, on or before each due date of the principal of and any premium, interest or other amounts on such Series, segregate and hold in trust for the benefit of the Holders entitled to such payment a sum sufficient to pay such principal, premium, interest or other amounts until such sums shall be paid to such Holders or otherwise disposed of as provided for in this Indenture, and it will promptly notify the Trustee of its action or failure to so act.

           (ii) Whenever there exists one or more Paying Agents with respect to such Series, the Issuer will, prior to each due date of any principal of or premium, interest or other amounts on such Series, deposit with the related Registrar or the related Paying Agent, as the case may be, a sum sufficient to pay such principal, premium, interest or other amounts, such sum to be held in trust for the benefit of the Holders entitled thereto, and (unless such related Registrar or related Paying Agent is the Trustee), the Issuer will promptly notify the Trustee of its action or failure to so act.

           (iii) The Issuer will cause each Registrar and Paying Agent for such Series, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Registrar or related Paying Agent shall agree with the

                 Trustee, subject to the provisions of this Section, that such Registrar or Paying Agent will:

                 (A) hold all sums received by it for the payment of any principal of or premium, interest or other amounts on such Series in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as provided for in this Indenture or the related Series Supplement;

                 (B) give the Trustee notice of any default by the Issuer (or any other obligor upon such Series) in the making of any payment of any principal of or premium, interest or other amounts on such Series; and

                 (C) at any time during the continuance of any such default, upon the written request of the Trustee, immediately pay to the Trustee all sums so held in trust by such Registrar or Paying Agent.

           (iv) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture and the related Series Supplement or for any other purpose, pay, or by Issuer Request direct the related Registrar or the related Paying Agent, to pay, to the Trustee all sums held in trust by the Issuer or such Registrar or Paying Agent; such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Registrar or Paying Agent, and upon such payment by such Registrar or Paying Agent to the Trustee, such Registrar or Paying Agent, as the case may be, shall be released from all further liability with respect to such money.

           (v) Any money deposited with the Trustee or the related Registrar or Paying Agent, or then held by the Issuer, in trust for the payment of any principal of or premium, interest or other amount on such Series, and remaining unclaimed for six years after such principal, premium, interest or other amount has become due and payable, shall be paid to the Issuer if so requested by an Issuer Request, or (if then held by the Issuer) shall be discharged from such trust; and the applicable Holders shall thereafter, as unsecured general creditors, look only to the Issuer for payment thereof, and all liability of the Trustee, the related Registrar and the related Paying Agent with respect to such trust money, and all liability of the Issuer as trustee of such trust money, shall thereupon cease.

      (d) NOTICE OF DEFAULT. The Issuer will notify the Trustee in writing within five Business Days after the Company becomes aware of the occurrence of any Default or Event of Default with respect to such Series.

      (e) FINANCIAL STATEMENTS. The Issuer will deliver to the Trustee within 140 days after the end of each fiscal year of the Issuer audited consolidated financial statements of the Issuer for such fiscal year including the consolidated balance sheet and statements of income, retained earnings and changes in financial position and within 60 days after the end of each fiscal quarter, other than the last fiscal quarter, unaudited consolidated financial statements of the Issuer for such fiscal quarter consisting of a consolidated balance sheet and consolidated statements of income, retained earnings and changes in financial position.

      (f) COMPLIANCE CERTIFICATE. The Issuer shall furnish to the Trustee, upon the demand of the Trustee, evidence in the form required by the Trustee, as to compliance with any condition herein relating to any action required or permitted to be taken by the Issuer under this Indenture or as a result of any obligation imposed by this Indenture.

      (g) ANNUAL CERTIFICATE. The Issuer shall furnish to the Trustee, on or before o in each year (commencing o) and otherwise upon the demand of the Trustee a brief certificate of the Chief Executive Officer or Chief Financial Officer of the Issuer certifying that the Issuer has complied with every requirement of this Indenture which, if it had not been complied with, would, with the giving of notice, lapse of time or otherwise, constitute an Event of Default, or if the Issuer has not complied, a statement to that effect and particulars of the failure to comply.

5.2        TRUSTEE MAY PERFORM COVENANTS

           If the Issuer shall fail to perform any of its covenants in this Indenture relative to a Series, the Trustee may in its discretion, but unless provided to the contrary in this Indenture need not, notify the Holders of such Series of such failure, and itself may perform any such covenant that is capable of being performed by it, and if any such performance requires the payment of money, it may make such payment with its own funds or with money borrowed by to it for such purpose, but shall be under no obligation to do so; provided however that no such performance or payment by the Trustee shall be deemed to release the Issuer from or be a waiver of any Default resulting from, the Issuer's failure to perform its applicable covenant, and any amounts so paid or expended by the Trustee shall be immediately repaid to the Trustee by the Issuer and shall bear interest until so repaid at a rate of interest that is 5% per annum above the interest payable on such Series (or if such Series does not bear interest, at the highest rate of interest chargeable from time to time by the Trustee to its corporate trust customers), and shall be secured by the Series Specific Lien, if any, for such Series.

                                    ARTICLE 6
                         EVENTS OF DEFAULT AND REMEDIES

6.1        EVENTS OF DEFAULT

           An Event of Default with respect to a Series means any one of the following events (whatever the reason for such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgement, decree or order of any Governmental Authority):

      (a) DEFAULT IN PAYMENT OF PRINCIPAL OR PREMIUM. A default by the Issuer in making payment of principal or premium with respect to such Series when due and payable at maturity, upon acceleration, redemption or otherwise, or in any obligation to repurchase Debt Securities of such Series when required pursuant to this Indenture.

      (b) DEFAULT IN OTHER PAYMENTS. A default by the Issuer in making payment of any interest with respect to such Series when due and payable, which default continues for a period of 30 days; provided that, for greater certainty, unless otherwise expressly provided in the related Series Supplement, no such default shall be considered to occur as a result of amounts that may be required to be deducted or withheld under the INCOME TAX ACT (Canada) or any other applicable taxation statute by the Issuer, the Trustee, the related Registrar or the related Paying Agent from any payment to be made to any Holder having been so deducted or withheld and such amounts having been remitted to the appropriate Governmental Authority on behalf of such Holder.

      (c) OTHER COVENANT DEFAULTS. A default by the Issuer in the performance of, or a breach of, any other covenant or agreement of the Issuer with respect to such Series contained in this Indenture or any Series Specific Document for such Series, which default or breach continues for a period of 60 days after the date on which written notice of such default has been given to the Issuer by registered mail by the Trustee or by the Holders of at least 25% of the unpaid aggregate principal amount of such Series then Outstanding.

      (d) VOLUNTARY INSOLVENCY PROCEEDINGS. The Issuer or a Subsidiary pursuant to or under or within the meaning of any Bankruptcy Law:

           (i)   commences a voluntary case or proceeding;

           (ii) consents to the entry of a Bankruptcy Order in an involuntary case or proceeding or the commencement of any case against it;

           (iii) consents to the appointment of a Custodian of it or for any substantial part of its property;

           (iv) makes a general assignment for the benefit of its creditors or files a proposal or other scheme of arrangement involving the rescheduling or composition of its indebtedness;

           (v) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

           (vi) consents to the filing of such petition or the appointment of or taking possession by a Custodian.

      (e) INVOLUNTARY INSOLVENCY PROCEEDINGS. A court of competent jurisdiction in any involuntary case or proceeding enters a Bankruptcy Order against the Issuer or a Subsidiary, and such Bankruptcy Order remains unstayed and in effect for 15 consecutive days;

      (f) APPOINTMENT OF CUSTODIAN. A Custodian shall be appointed out of court with respect to the Issuer or a Subsidiary, or with respect to all or any substantial part of the property of the Issuer or a Subsidiary, or any encumbrancer shall take possession of all or any substantial part of the property of the Issuer or a Subsidiary;

6.2        ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

      (a) If an Event of Default under Section 6.1(d) or 6.1(e) in relation to the Issuer occurs with respect to a Series, the aggregate unpaid principal amount of all Debt Securities (together with all accrued and unpaid interest thereon and any other amounts owing under such Debt Securities) shall become immediately due and payable and the Series Specific Lien, if any, with respect to such Series shall immediately become enforceable.

      (b) Except as provided in Section 6.2(a), if an Event of Default is continuing with respect to a Series and the Trustee has received notice of such Event of Default in accordance with Section 8.3, the Trustee may, in its discretion, and if requested by the Holders of at least 25% of the aggregate unpaid principal amount of such Series shall, by written notice to the Issuer, declare such Series to be immediately due and payable, and upon such Declaration of Acceleration the aggregate unpaid principal amount of such Series (together with all accrued and unpaid interest thereon and any other amounts owing with respect thereto) shall become immediately due and payable and the Series Specific Lien, if any, with respect to such Series shall immediately become enforceable.

      (c) At any time after a Declaration of Acceleration with respect to a Series has been made by the Trustee and before a judgement for payment of any amount due under such Series has been obtained by the Trustee, such Declaration of Acceleration and its consequences may be rescinded and annulled by a Holder Direction from the Holders of such Series. In such case the rescission and annulment will be effective on the date on which:

           (i) written notice of such Holder Direction is given to the Issuer and the Trustee; and

           (ii) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                 (A) all principal, premium, interest and other amounts which, by the Principal Terms of such Series, are then due and payable otherwise than pursuant to such Declaration of Acceleration, and

                 (B) all sums paid or advanced by the Trustee with respect to such Series and the reasonable compensation and expenses of the Trustee with respect to such Series; and

      (d) there shall be continuing no Default or Event of Default with respect to such Series, other than the non-payment of principal, premium, interest and other amounts with respect to such Series that became due solely by such Declaration of Acceleration.

      (e) No such rescission and annulment shall affect any subsequent or other Event of Default with respect to such Series or impair any right of the Trustee or the Holders of such Series with respect to such subsequent or other Event of Default. In addition, no such rescission and annulment shall affect any Event of Default with respect to any other Series or impair any right of the Trustee or the Holders of any other Series with respect thereto.

6.3        REMEDIES

           Subject to Section 6.2(c) and subject to compliance with the provisions of Section 8.3 with respect to the giving of sufficient funds and an indemnity, if an Event of Default with respect to a Series is continuing and a Declaration of Acceleration with respect to such Series has been made, the Issuer will pay to the Trustee, for the benefit of the Holders of such Series, the whole amount then due and payable for principal, premium, interest and other amounts with respect to such Series and, to the extent permitted by Applicable Law, interest on any overdue principal, premium interest and other amounts at the rate or rates prescribed in the related Series Supplement, and in addition thereto such further amount as shall be sufficient to pay the costs and expenses of collection, including the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and the Trustee may exercise any action, suit, remedy or Proceeding authorized or permitted by any Series Specific Document or any other agreement, at law, in equity under statute or otherwise. If an Event of Default with respect to a Series is continuing, the Trustee in its discretion may also protect and enforce its rights and the rights of the Holders of such Series by such appropriate Proceedings as the Trustee shall deem appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in any Series Specific Document or in aid of the exercise of any power granted in any Series Specific Document, or to enforce any other proper remedy.

6.4        TRUSTEE MAY FILE PROOFS OF CLAIM

           In any Proceeding relative to the Issuer (or any other obligor upon the Debt Securities), or its property or its other creditors, the Trustee shall be entitled and empowered, by intervention in such Proceeding or otherwise, to take any and all actions authorized by Applicable Law in order to have the claims of the Holders and the Trustee allowed in such Proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such Proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. No provision of this Indenture or any Series Specific Document shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or composition affecting any of the Debt Securities or the rights of any Holder or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided however that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

6.5        ENFORCEMENT WITHOUT POSSESSION OF DEBT SECURITIES

           All rights of action and claims under this Indenture and the Debt Securities may be prosecuted and enforced by the Trustee without the possession of any of the Debt Securities or the production of any of the Debt Securities in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgement shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the rateable benefit of the Holders for whom such judgement has been recovered (subject to any express provisions to the contrary in this Indenture or a Series Supplement in connection with security for the benefit of, or subordination arrangements applicable to, one or more Series).

6.6        APPLICATION OF MONEY COLLECTED

           Any money collected by the Trustee pursuant to this Article in respect of a Series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of any principal, premium, interest or other amount, upon presentation of the Debt Securities of such Series and the notation on such Debt Securities of the payment (if only partially paid) or surrender thereof (if fully paid):

      (a) first, to the payment of all amounts due to the Trustee under this Indenture with respect to such Series;

      (b) second, if no principal of or premium on such Series shall have become due and payable and be unpaid, to the payment of the accrued and unpaid interest on such Series;

      (c) third, if any principal of or premium on such Series shall have become due and payable and be unpaid, to the payment of the whole amount of such principal of or premium on such Securities that shall have become due and be unpaid and the accrued and unpaid interest on such Series, if any, without discrimination or preference of any one such applicable amount over another, rateably to the aggregate of such principal, premium and accrued and unpaid interest, if any;

      (d) fourth, to the payment of any other amounts with respect to such Series; and

      (e) fifth, to whomsoever may be lawfully entitled to receive the balance of such money.

6.7        NOTICE OF EVENT OF DEFAULT

      (a) The Trustee shall give written notice of the occurrence of every Event of Default with respect to a Series to the Holders of such Series within a reasonable time but not exceeding 30 days after the Trustee obtains knowledge thereof, unless the Trustee in good faith determines that the withholding of such notice is in the best interests of such Holders, collectively, and so advises the Issuer in writing.

      (b) Where notice of the occurrence of an Event of Default with respect to a Series has been given by the Trustee and the Event of Default is thereafter cured, notice that the Event of Default is no longer continuing shall be given by the Trustee to the Holders of such Series within a reasonable time but not exceeding 30 days after the Trustee obtains knowledge that the Event of Default has been cured.

6.8        RESTORATION OF RIGHTS AND REMEDIES

           If the Trustee, or any Holder of a Series, has instituted Proceedings in accordance with this Indenture to enforce any right or remedy with respect to a Series and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Holder, then in every such case, but subject to such adverse determination, (i) the Issuer, the Trustee and the Holders of such Series shall be restored severally and respectively to the fullest extent possible to their former positions under this Indenture, and (ii) all rights and remedies of the Trustee and such Holders shall continue as though no such Proceeding had been instituted.

6.9        RIGHTS AND REMEDIES CUMULATIVE

           Except as expressly provided herein, no right or remedy conferred upon or reserved to the Trustee is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy however existing. Any single or partial exercise of any right or remedy shall not preclude any other or further exercise of such right or remedy or the exercise of any other right or remedy.

6.10       WAIVER OF DEFAULTS

      (a) Prior or subsequent to a Declaration of Acceleration with respect to a Series, the Holders of such Series shall be permitted to provide a Holder Direction instructing the Trustee to waive, in which event the Trustee shall waive (on and subject to the conditions, if any, specified in such Holder Direction), any prospective or existing Default or Event of Default with respect to such Series except: (i) an Event of Default described in Section 6.1(a); or
(ii) a Default in respect of a provision that under Section 12.2(b) cannot be amended without the consent of the Holders of such Series by way of a Special Holder Direction.

      (b) Upon a waiver becoming effective with respect to a Series, the Issuer, the Trustee and the Holders of such Series shall be restored to the fullest extent possible to their former positions and rights under this Indenture and the related Series Specific Documents; the applicable Default or Event of Default shall be deemed to have been cured and with respect to such Series, and any Default or Event of Default with respect to such Series arising therefrom shall be deemed to have been cured; but no such waiver shall extend to any subsequent or other Default or Event of Default with respect to such Series or impair any right with respect to any such subsequent or other Default or Event of Default, or extend to the same or any subsequent or other Default or Event of Default with respect to any other Series or impair any right with respect thereto.

6.11       HOLDERS MAY DIRECT TRUSTEE'S ACTION

           Except as otherwise provided in this Indenture, and subject to compliance with Section 8.3 with respect to the giving of sufficient funds and an indemnity to the Trustee, the Holders of a Series shall have the right, in each case by a Holder Direction, to direct the time, method and place of conducting any Proceeding or any right or remedy available to the Trustee, or the exercise of any trust or power conferred on the Trustee under the Series Specific Documents with respect to such Series; provided, however, that the Trustee shall have the right to decline to follow any such direction if advised by Counsel that the action so directed may not lawfully be taken or if the Trustee in good faith shall determine that the Proceeding so directed would be illegal or would be unduly prejudicial to the rights of Holders of such Series not parties to such Holder Direction or not bound by such Holder Direction or would involve the Trustee in personal liability unless the Trustee shall have been provided with reasonable security or indemnity against such liability satisfactory to it. Nothing in this Indenture shall impair the right of the Trustee to take any action deemed proper by it and which is not inconsistent with such Holder Direction.

6.12       LIMITATION OF TRUSTEE'S LIABILITY

           The Trustee will not be bound to do, observe or perform or to see to the observance or performance by the Issuer or any Subsidiary of any of the obligations imposed upon it under this Indenture or the related Series Specific Documents, or in any other way to supervise or interfere with the conduct of any activities of the Issuer or any Subsidiary unless and until a Declaration of Acceleration with respect to such Series has occurred, and the Trustee has determined or become bound to enforce the same and has been supplied with sufficient funds and an indemnity as provided in Section 8.3.


                             ARTICLE 7
                          SUITS BY HOLDERS AND TRUSTEE

7.1        HOLDERS MAY NOT SUE

           No Holder shall have any right to institute any Proceeding with respect to, or otherwise pursue or enforce any remedy with respect to, any Series Specific Document, or for the appointment of a receiver or trustee of the Issuer or any Restricted Subsidiary unless:

      (a) such Holder shall previously have given to or received from the Trustee written notice of a continuing Event of Default with respect to the applicable Series;

      (b) the Holders of more than 25% of the aggregate unpaid principal amount of such Series shall have made a written request to the Trustee and the Trustee shall have been afforded reasonable opportunity itself to either proceed to exercise the powers granted in this Indenture, or institute a Proceeding in its name for the purpose requested;

      (c) such Holders shall have provided to the Trustee sufficient funds and an indemnity as contemplated by Section 8.3;

      (d) the Trustee shall have failed to act within a reasonable time, which for the purposes of the related Series Specific Documents shall not exceed a period of 60 days after such notification, request and offer of sufficient funds and indemnity by such Holders;

      (e) during the 60-day period referred to Section 7.1(d) such Event of Default has not been waived as provided herein;

      (f) during such 60-day period the Declaration of Acceleration in respect of such Event of Default has not been rescinded and annulled as provided herein; and

      (g) during such 60-day period the Trustee has not received a contrary Holder Direction from the Holders of such Series;

it being understood and intended that no Holder shall have any right in any manner whatever to take any action to affect, disturb or prejudice the rights of any other Holders (whether of the same Series or any other Series) or to obtain or seek to obtain priority over or preference to any other Holders (whether of the same Series or any other Series) (subject to any applicable subordination provisions or defeasance or sinking fund provisions applicable to one or more Series), or to enforce any right under any related Series Specific Documents, other than in the manner provided in this Indenture and for the equal, rateable and common benefit of all Holders of such Series.


                                    ARTICLE 8
                                     TRUSTEE

8.1        ACCEPTANCE OF TRUST

           The Trustee hereby accepts the trusts declared in this Indenture and covenants and agrees to perform the same upon the terms and conditions set out in this Indenture and the other Series Specific Documents.

8.2        STANDARD OF CARE OF TRUSTEE

           In the exercise of the powers and duties prescribed or conferred by the terms of this Indenture and the other Series Specific Documents, the Trustee shall exercise the degree of care, diligence and skill of a reasonably prudent trustee, in good faith and in the best interests of the Holders. No provision of this Indenture shall be construed to relieve the Trustee from its duties, except that to the extent permitted by Trust Indenture Legislation.

8.3        CONDITIONS PRECEDENT TO TRUSTEE'S OBLIGATIONS TO ACT

           Except as otherwise specifically provided herein, the Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it in this Indenture or any other Series Specific Document unless and until it shall have been required so to do under the terms of this Indenture or any other Series Specific Document and provided with such evidence of compliance with any covenant, condition or other requirement specified in this Indenture or any other Series Specific Document, to be furnished to the Trustee in connection with such notice, act, action or proceeding or in connection with the exercise of its rights and duties under this Indenture or any other Series Specific Document and such other evidence of compliance with the provisions of this Indenture and other Series Specific Documents as the Trustee may reasonably require by written notice to the Issuer; nor shall the Trustee be required to take notice of any default under this Indenture or any other Series Specific Document, other than payment of any moneys required by any provision hereof to be paid to it, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Trustee, and in the absence of any such notice the Trustee may for all purposes of this Indenture and the other Series Specific Documents conclusively assume that the Issuer is not in default hereunder and that no default has been made with respect to the payment of principal of or interest on the Debt Securities or in the observance or performance of any of the covenants, agreements or conditions contained herein. Any such notice shall in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee shall take action with respect to any default.

           The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Holders hereunder shall be conditional upon the Holders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges, and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

           None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

           Nothing in this Indenture shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto.

8.4        DELEGATION; EXPERTS AND ADVISERS

           The Trustee may delegate to any Person the performance of any of the trusts and powers vested in it under the Series Specific Documents for each Series and any such delegation may be made upon such terms and conditions and subject to such regulations, not including however any power to sub-delegate, as the Trustee may think to be in the interests of the Holders. The Trustee shall be responsible for the performance or non-performance of any of the trusts and powers delegated to any such Person.

           The Trustee may employ or retain such counsel, auditors, accountants, consultants, engineers, appraisers or other experts or advisers, whose qualifications give authority to any opinion or report made by them, as it may reasonably require for the purpose of discharging its duties hereunder.

           The Trustee may pay reasonable remuneration for all services performed for it in the discharge of the trusts hereof by any such agent or attorney, or expert or adviser.

8.5        PROTECTION OF THE TRUSTEE

      (a) In the exercise of its rights, duties and obligations hereunder, the Trustee may, if it is acting in good faith, act and rely upon the truth of the statements and the accuracy of the opinions expressed in the evidence of compliance furnished pursuant to any covenant, condition or other requirement of this Indenture, or reasonably required by notice in writing to the Issuer by the Trustee to be furnished to it in the exercise of its rights and duties under this Indenture where such evidence of compliance is in accordance with the provisions herein and the Trustee examines the evidence of compliance furnished to it in order to determine whether such evidence indicates compliance with the applicable requirements of this Indenture.

      (b) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any document, unless requested in writing to do so (i) by the Holders of not less than a majority in Principal Amount of the Debt Securities then outstanding or (ii) by adoption of a resolution, at a meeting of Holders of Debt Securities at which a quorum is present, by Holders of not less than a majority in aggregate Principal Amount of Debt Securities outstanding at such time represented at such meeting; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Issuer or, if paid by the Trustee, shall be repaid by the Issuer upon demand.

      (c) The Trustee shall not be liable for or by reason of any statement of fact in this Indenture, the Debt Securities or any other Series Specific Document, or required to verify the same (except for the representations contained in Section 8.9 hereof and in the certificate of the Trustee on the Debt Securities), but all such statements of fact are and shall be deemed to have been made by the Issuer. The Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Issuer of any covenants herein contained.

      (d) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

      (e) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

      (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed.

8.6        INDIVIDUAL RIGHTS OF TRUSTEE

           The Trustee in its individual or any other capacity may become the owner or pledgee of Debt Securities and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not a Trustee. Any Paying Agent, Registrar or Other Series Agent may do the same with like rights. However, the Trustee must comply with Sections 8.12 and 8.13.

8.7        TRUSTEE'S DISCLAIMER

           The Trustee makes no representation as to the validity or adequacy of this Indenture, the Debt Securities or any other Series Specific Document; it shall not be accountable for the Issuer's use of the proceeds from the Debt Securities; and it shall not be responsible for any statement in any Offering Document or in the Indenture or the Debt Securities (other than its certificate of authentication and Section 8.9) or the determination as to which beneficial owners are entitled to receive any notices hereunder.

8.8        COMPENSATION AND INDEMNITY

      The Issuer agrees:

      (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall, to the extent permitted by law, not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (b) to reimburse the Trustee, upon its request and submission of reasonable documentation, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel) except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

      (c) in addition to and without limiting any other protection of the Trustee hereunder or otherwise by law, to indemnify and save harmless the Trustee from and against any and all liabilities, losses, claims, damages, penalties, actions, suits, demands, levies, costs, expenses and disbursements, including any and all reasonable legal and advisor fees and disbursements of whatever kind or nature, which may at any time be suffered by, imposed on, incurred by or asserted against the Trustee, whether groundless or otherwise, howsoever arising from or out of any act, omission or error of the Trustee, in connection with its acting as trustee hereunder, provided the Trustee has acted in good faith, without negligence and in accordance with its obligations hereunder. Notwithstanding any other provision hereof, this indemnity shall survive the removal or resignation of the Trustee, the discharge of this Indenture and the termination of any trust created hereby.

           To secure the Issuer's payment obligations in this Section 8.8, the Trustee shall have a lien prior to the Debt Securities on all money or property held or collected by the Trustee, except that held in trust to pay the principal, premium or accrued and unpaid interest, if any, as the case may be, on particular Debt Securities.

           The Issuer's obligations pursuant to this Section 8.8 shall survive the discharge of this Indenture. When a Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(d), (e) or (f) the expenses are intended to constitute expenses of administration under any Bankruptcy Law.

8.9        CONFLICT OF INTEREST

      (a) The Trustee represents to the Issuer that at the date of execution and delivery by it of this Indenture, there exists no material conflict of interest between its role as Trustee hereunder and its role in any other capacity. A Trustee shall, within 90 days after ascertaining that such a material conflict of interest exists, either eliminate such conflict of interest or resign in the manner and with the effect specified in Section 8.10.

      (b) If, notwithstanding the provisions of Section 8.9(a), the Trustee has such a material conflict of interest, the validity and enforceability of this Indenture and of the Debt Securities issued hereunder shall not be affected in any manner whatsoever by reason only of such material conflict of interest.

      (c) If at any time the Trustee fails to comply with the provisions of
Section 8.9(a), the Trustee shall within 10 days after the expiration of the 90-day period referred to therein, transmit notice of such failure to the Holders of Debt Securities in the manner provided for notices to the Holders of Debt Securities in Section 9.2.

8.10       REPLACEMENT OF TRUSTEE

           The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Issuer 90 days' notice in writing or such shorter notice as the Issuer may accept as sufficient provided that no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 8.10. The Holders of a majority in aggregate Principal Amount of the Debt Securities at the time outstanding shall have power at any time to remove the Trustee by so notifying the Trustee and the Issuer (subject to the consent of the Issuer, such consent not to be unreasonably withheld). In the event of the Trustee (1) failing to comply with the provisions of Section 8.9(a) or (c); (b) ceasing to be eligible in accordance with the provisions of Section 8.12 and failing to resign after written request by the Issuer or any Holder; (c) resigning or being removed as aforesaid or being dissolved; (d) becoming bankrupt, going into liquidation; or
(e) otherwise becoming incapable of acting hereunder, then, in any such case,
(i) the Issuer shall appoint a new Trustee or (ii) the retiring Trustee (except in the case of (a) above) or any Holder may apply to a Judge of the Ontario Superior Court of Justice, on such notice as such Judge may direct, for the appointment of a new Trustee; but any new Trustee so appointed by the Issuer or by the Court shall be subject to removal as aforesaid by the Holders. Any new Trustee appointed under any provision of this Section shall be a trust Issuer meeting the requirements for eligibility herein. On any new appointment, the new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee, without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Issuer, all such conveyances or other instruments as may, in the Opinion of Counsel, be necessary or advisable for the purpose of assuring the same to the new Trustee.

           If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (other than as contemplated in the foregoing paragraph), the Issuer shall promptly appoint a successor Trustee.

           The Issuer shall give notice of each resignation and removal of the Trustee with respect to the Debt Securities and each appointment of a successor Trustee with respect to the Debt Securities to the Holders of Debt Securities in the manner provided for notices to the Holders of Debt Securities in Section
9.2. Each notice shall include the name of the successor Trustee with respect to the Debt Securities and the address of its corporate trust office.

           A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall, without further act, become vested with all the rights, powers, trusts and duties of the retiring Trustee under this Indenture. On request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee. The retiring Trustee shall promptly duly assign, transfer and deliver all property and money held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 8.8.

           No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article 9.

           If written acceptance by a successor Trustee shall not have been delivered to the retiring Trustee and the Issuer within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or any Holder who has been a bona fide Holder of a Debt Security for at least six months may petition any court of competent jurisdiction for the appointment of a successor Trustee.

8.11       SUCCESSOR TRUSTEE BY MERGER

           If the Trustee consolidates or amalgamates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee provided such corporation shall be eligible and qualified under the provisions of Section 8.12.

           Upon the written request of the successor Trustee or of the Issuer, the Trustee ceasing to act shall execute and deliver an instrument assigning and transferring to such successor Trustee, upon the trusts herein expressed, all the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver all property and money held by such Trustee to the successor Trustee so appointed in its place. Should any deed, conveyance or instrument in writing from the Issuer be required by any new Trustee for more fully and certainly vesting in and confirming to it such estates, properties, rights, powers and trusts, then any and all such deeds, conveyances and instruments in writing shall, on request of such new Trustee, be made, executed, acknowledged and delivered by the Issuer.

8.12       ELIGIBILITY; DISQUALIFICATION

           For so long as required by Trust Indenture Legislation, there shall be a Trustee under this Indenture. The Trustee shall at all times be a corporation organized under the laws of Canada or any province thereof and authorized under such laws and the laws of Ontario (and the laws of each province in which a prospectus is filed relating to the offering of the Debt Securities and to which the Indenture will be subject) to carry on trust business therein. If at any time the Trustee shall cease to be eligible in accordance with this Section, it shall immediately notify the Issuer. However, notwithstanding the provisions of this Section 8.12, if at any time the Trustee ceases to be eligible to act as Trustee in accordance with this Section, the validity and enforceability of this Indenture, the other Series Specific Documents and the Debt Securities issued hereunder shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall forthwith become authorized to, or upon written request by the Issuer or any Holders shall, resign in the manner and with the effect specified in Section 8.10.

8.13       TRUSTEE NOT TO BE APPOINTED RECEIVER

           The Trustee nor any related person, as defined in the BUSINESS CORPORATIONS ACT (Ontario), to the Trustee shall be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Issuer.

8.14       ADOPTION OF CERTIFICATION

           In case any of the Debt Securities contemplated to be issued under this Indenture have been certified but not delivered, any successor Trustee may adopt the certificate of authentication of any predecessor Trustee so authenticating the Debt Securities and deliver the Debt Securities so authenticated, and in case any of the Debt Securities shall not have been authenticated, any successor Trustee may authenticate the Debt Securities in the name of the predecessor Trustee, or in the name of the successor Trustee.


                                    ARTICLE 9
                                     NOTICES

9.1        NOTICE TO ISSUER

           Any notice, document or other communication (a "Notice") required or permitted to be given to the Issuer under this Indenture or any other Series Specific Document shall be in writing and shall be valid and effective if delivered or sent by facsimile transmission (with receipt confirmed), to the Issuer, at:

           Agnico-Eagle Mines Limited
           145 King Street East

           Suite 500
           Toronto, Ontario
           M5C 1G6

           Attention: David Garofalo, Vice President, Finance and
           Chief Financial Officer
           Fax No.:(416) 367-4681

and such Notice shall be deemed to have been received, where given by delivery, on the day of delivery, and, where sent by facsimile transmission, on the day of transmittal of such Notice if given on a Business Day during normal business hours of the recipient and on the next succeeding Business Day if not transmitted on a Business Day or during such business hours. The Issuer may from time to time notify the Trustee of a change in address or facsimile number by notice given as provided in Section 9.3.

9.2        NOTICE TO HOLDERS

      (a) Any Notice required or permitted to be given under this Indenture or any other Series Specific Document to Holders of a Series shall be given by means of publication in one Authorized Newspaper in each Place of Payment for such Series at least once, and any Notice so published shall be deemed to have been given on the date when the publication has appeared in each such Authorized Newspaper. Any Notice required or permitted to be given under this Indenture to Holders of Registered Debt Securities of a Series may be effectively given if delivered or if sent to a destination within Canada by first class mail or to a destination outside Canada by airmail, postage prepaid, in each case addressed to the applicable Holder at its post office address appearing in the relevant Register for such Series, and shall be deemed to have been be given on the date of delivery or mailing, as the case may be.

      (b) If publication of any Authorized Newspaper is suspended or it shall be impractical to publish any notice to Holders of Bearer Debt Securities as provided above, then such notification to such Holders may be given in any other manner approved by the Trustee, and any notice so given shall constitute sufficient notice to such Holders for every purpose under the Series Specific Documents.

      (c) Neither the failure to give notice by publication to Holders of Bearer Debt Securities as provided above nor any defect in any notice so published shall affect the sufficiency of any notice given to Holders of Registered Debt Securities as provided above. Any notice sent to the Holders of Registered Debt Securities as provided above shall be effective notwithstanding that any such notice has accidentally or inadvertently not been delivered or mailed to one or more such Holders.

9.3        NOTICE TO TRUSTEE

           Any Notice required or permitted to be given to tile Trustee under this Indenture or any other Series Specific Document shall be in writing and shall be valid and effective if delivered or sent by facsimile transmission (with receipt confirmed), to the Trustee, at:

           o

           Attention:  o

           Facsimile No.: o

and such Notice shall be deemed to have been received, where given by delivery, on the day of delivery and, where sent by facsimile transmission, on the day of transmittal of such Notice if given on a Business Day during normal business hours of the recipient and on the next succeeding Business Day if not transmitted on a Business Day or during such business hours. The Trustee may from time to time notify the Issuer of a change in address or facsimile number by notice given as provided in Section 9.1.


                            ARTICLE 10
                          HOLDERS' ACTIONS AND MEETINGS

10.1       HOLDER ACTIONS

      (a) Any Holder Action to be made, given or taken by Holders of one or more Series may be made, given or taken by such Holders by way of a Holder Direction, or where expressly required by this Indenture or another Series Specific Document, by a Special Holder Direction, from the Holders of such one or more Series. Every Holder Direction and Special Holder Direction given in accordance with this Indenture or a related Series Specific Document, shall be binding upon all Holders of the applicable Series whether or not they were present at any applicable meeting or otherwise themselves made, gave or took the Holder Action effected by such Holder Direction or Special Holder Direction, as the case may be, and the Trustee(subject to compliance with Section 8.3 with respect to the giving of sufficient funds and indemnity) shall be bound to give effect accordingly to every such Holder Direction and Special Holder Direction.

      (b) A Holder, including a Depositary that is a Holder of a Global Debt Security, may make, give or take, by proxies duly appointed in writing, any Holder Action to be made, given or taken by such Holder, and a Depositary that is the Holder of a Global Debt Security may provide for the beneficial owners of interests in any such Global Debt Security (including, where applicable, the Participants in any Depositary which own beneficial interests in such Global Debt Security) to direct such Depositary in taking such action through such Depositary's standing instructions and customary practices, including the delivery of proxies, directions or voting certificates (including any omnibus, global or block proxy, direction or voting certificate) satisfactory to the Trustee under which such Depositary, any agent for or nominee of such Depositary, or the beneficial owners of interests in any such Global Debt Security (including, where applicable, the Participants in such Depositary which own beneficial interests in such Global Debt Security) themselves take such action by means of additional proxies, directions or voting certificates (including any omnibus, global or block proxy, direction or voting certificate) satisfactory to the Trustee, in each case through standing instructions and customary practices applicable to such Depositary or such Participant or an agent or nominee of such Depositary or such Participant. The Depositary (including, where applicable, the Participants in such Depositary which own beneficial interests in such Global Debt Security), or such agent or nominee may, in its discretion report to the Trustee the result of its solicitation of proxies, directions and voting certificates on an aggregate basis.

      (c) The fact and date of the execution by any Person of an instrument or writing effecting or approving a Holder Action may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other Person authorized by Applicable Law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to such witness or notary the execution of such instrument or writing. Whenever such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The facts and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      (d) The ownership, principal amount and serial numbers of Registered Debt Securities held by any Person, and the date of the commencement and the date of the termination of such holding, shall be proved by the relevant Register.

      (e) The ownership, principal amount and serial numbers of Bearer Debt Securities held by any Person, and the date of the commencement and the date of the termination of such holding, may be proved by the production of such Bearer Debt Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary acceptable to the Issuer, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date mentioned in such certificate such Person had on deposit with such depositary, or exhibited to it, the Bearer Debt Securities described in such certificate; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Debt Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Issuer may assume that ownership of any Bearer Debt Security continues until another certificate or affidavit bearing a later date issued in respect of the same Bearer Debt Security is produced, or such Bearer Debt Security is produced to the Trustee by some other Person, or such Bearer Debt Security is surrendered in exchange for a Registered Debt Security, or such Bearer Debt Security is no longer Outstanding. The ownership, principal amount and serial numbers of Bearer Debt Securities held by the Person so executing such instrument or writing and the date of the commencement and the date of the termination of such holding may also be proved in any other manner which the Trustee deems sufficient.

      (f) Any Holder Action of, or which is binding on, any Holder of a Debt Security shall bind every future Holder of such Debt Security and the Holder of every Debt Security issued upon the registration or transfer of such Debt Security or in exchange for or in lieu of such Debt Security in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance on such Holder Action, whether or not notation of such action is made upon such Debt Security.

      (g) If the Issuer or the Trustee shall solicit any Holder Action, the Issuer or the Trustee, as the case may be, may fix in advance a record date for the determination of Holders entitled to make, give or take such Holder Action. Such Holder Action may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether the requisite Holders have authorized or agreed or consented to such Holder Action. No Holder Action shall be deemed effective unless it shall become effective pursuant to this Indenture not later than six months after the applicable record date.

10.2       MEETINGS OF HOLDERS

      (a) CALLING OF MEETINGS. At any time and from time to time, the Issuer or the Trustee may, and the Trustee shall on receipt of a written request signed by Holders representing not less than 25% of the aggregate unpaid principal amount of the applicable one or more Series, and upon receiving sufficient funds and being indemnified to its satisfaction by the Issuer or by the Holders signing such request, as the case may be, against the costs which may be incurred by it in connection with the calling and holding of such meeting, call a meeting of the Holders of such Series. If the Trustee fails within 20 days after receipt of such written request, such funds and such indemnity to give notice calling such meeting, such Holders may themselves call such meeting and the notice calling such meeting may be signed by such Person as those Holders specify. Every such meeting shall be held in Toronto, Ontario or at such other place as the Issuer, the Trustee or the Holders, as the case may be, calling such meeting approve or determine.

      (b) NOTICE OF MEETINGS. At least 20 days', and no more than 90 days', prior notice of any meeting of Holders of one or more Series shall be given by such Holders to the Issuer (unless the meeting has been called by the Issuer) and to the Trustee(unless the meeting has been called by the Trustee). Such notice shall state the time and the place of the meeting and shall specify, in general terms, the nature of the business to be transacted at such meeting. It shall not be necessary to specify in the notice the text of any resolution to be passed at such meeting. Such notice shall also state that any Holder may be represented at any such meeting by a proxy duly appointed by document in writing in accordance with the regulations made from time to time by the Trustee pursuant to Section 10.5, and that the appointment of any proxy may be revoked at any time before the commencement of the meeting to which the appointment relates. Subject to Section 10.2(c), notices shall be given in the manner set forth in Article 9.

      (c) QUORUM. At a meeting of Holders of one or more Series:

           (i) Persons entitled pursuant to this Indenture to vote Debt Securities representing more than 33 1/3% of the aggregate unpaid principal amount of such one or more Series shall constitute a quorum. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. If a quorum is not present on the date for which the meeting is called within 30 minutes after the time fixed for the holding of the meeting, then the meeting, if called pursuant to a request of Holders, will be dissolved; but in any other case the meeting shall be adjourned to the same day in the next calendar week (unless such day is not a Business Day in which case it will be adjourned to the next Business Day thereafter) at the same time and place, and no notice will be required to be given in respect of such adjourned meeting. At the adjourned meeting, the Holders of the Series present in person or by proxy will constitute a quorum and may transact the business for which the meeting was originally convened, notwithstanding that such Holders may not represent 33 1/3% of the aggregate unpaid principal amount of the applicable Series. Any meeting of Holders duly called at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

           (ii) Notwithstanding Section 10.2(a) above, for the purpose of a Special Holder Direction, Persons entitled pursuant to this Indenture to vote Debt Securities representing more than 50% of the aggregate unpaid principal amount of the applicable one or more Series shall constitute a quorum. No business shall be transacted in connection with any Special Holder Direction in the absence of a Special Quorum. If a Special Quorum is not present within 30 minutes after the time fixed for the holding of such meeting, then the meeting, if called pursuant to a request of Holders, will be dissolved: but in any other case the meeting with respect only to such Special Holder Direction (but for greater certainty not with respect to any other matters unless so determined at such meeting) shall be adjourned to the same day in the next calendar week (unless such day is not a Business Day in which case it will be adjourned to the next Business Day thereafter) at the same time and place, and no notice will be required to be given in respect of such adjourned meeting. At the adjourned meeting, if a Special Quorum is not present within 30 minutes after the time fixed for the holding of such meeting, the meeting will be dissolved with respect to such Special Holder Direction.

           (iii) Any Holder who has executed a document in writing appointing a Person as proxy shall be deemed to be present for the purposes of determining a Quorum or a Special Quorum and be deemed to have voted; provided, that such Holder shall be considered as present or voting only with respect to the matters covered by such document.

      (d) CHAIRPERSON. The Trustee shall appoint in writing an individual, who need not be a Holder, to be the chairperson of the meeting; provided however that Holders representing more than 50% of the aggregate unpaid principal amount of the applicable one or more Series present in person or by proxy at the meeting may elect at such meeting another individual, who need not be a Holder, to be the chairperson of the meeting. No vote shall be cast or counted at any meeting in respect of any Debt Securities challenged as not Outstanding and ruled by the chairperson of the meeting to be not Outstanding. The chairperson of the meeting shall have no right to vote except as a Holder or proxy of a Holder.

      (e) VOTING. At a meeting of Holders:

           (i) In order to be entitled to vote, a Person shall be (i) a Holder of the applicable Series, or (ii) a Person appointed by a document in writing as proxy by a Holder of the applicable Series. A Person acting as a proxy need not be a Holder. In the case of joint registered Holders, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others, but in case more than one of them is present in person or by proxy, they will vote together in respect of the Debt Securities of which they are joint registered Holders.

           (ii) The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the name and signatures of Holders or proxies entitled to vote at such meeting and on which shall be inscribed the serial number or numbers of the Debt Securities held or represented by them. The chairperson of the meeting shall appoint two scrutineers who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the chairperson of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the chairperson of the meeting and there shall be attached to such record the original reports of the scrutineers on any vote by ballot taken at such meeting and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in this Section. The record shall be signed and verified by the chairperson of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters stated in such record.

      (f) MINUTES. Minutes of all resolutions and proceedings at every such meeting shall be made and duly entered in books to be provided from time to time for that purpose by the Trustee at the expense of the Issuer, and any such minutes if signed by the chairperson of the meeting at which such resolutions were passed or proceedings had, or by the chairperson of the next succeeding meeting of Holders of the applicable one or more Series, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which meetings shall have been made shall be deemed to have been duly called and held and all resolutions passed or proceedings had at such meeting to have been duly passed and had.

      (g) PERSONS WHO MAY ATTEND. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, the Issuer and the Trustee and their respective Counsel and any other Person specified in any related Series Supplement.

10.3       ADDITIONAL POWERS EXERCISABLE BY HOLDER DIRECTION

           In addition to any powers granted elsewhere in this Indenture or by law, the Holders of a Series shall have the following powers exercisable from time to time by a Holder Direction of the Holders of such Series:

      (a) to restrain any Holder of such Series from taking or instituting any Proceeding for the recovery of amounts payable under such Series or any Series Specific Document for such Series or for the execution of any trust or power under any Series Specific Document for such Series;

      (b) to direct any Holder of such Series who, as such, has brought any Proceeding, to stay or discontinue or otherwise deal with such Proceeding in the manner directed by such direction upon payment, if the taking of such Proceeding shall have been permitted by Section 7.1, of the costs, charges and expenses reasonably and properly incurred by such Holder in connection with such Proceeding;

      (c) to appoint a committee to consult with the Trustee and to delegate to the committee (subject to the limitations, if any, as may be prescribed in such Holder Direction) the power to give to the Trustee any or all of the actions or directions which the Holders of such Series could give by way of a Holder Direction; such Holder Direction may provide for payment of the expenses and disbursements of and compensation to such committee; such committee will consist of such number of Persons as shall be prescribed by such Holder Direction appointing it and the members need not be themselves Holders; except as otherwise provided in such Holder Direction, every such committee may elect its chairperson and may make regulations respecting its quorum, the calling of its meetings, the filling of vacancies occurring in its number, the manner in which it may act and its procedures generally; such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by minutes signed by the number of members of such committee necessary to constitute a quorum or by an instrument or instruments in writing signed by all or a specified majority of such members; all acts of any such committee within the authority delegated to it shall be binding upon all Holders of such Series; neither the committee nor any member of such committee shall be liable for any loss arising from or in connection with any action taken or omitted to be taken by them in good faith;

      (d) amend, modify or repeal any Holder Direction previously passed or approved by the Holders of such Series, or any committee appointed pursuant to Section 10.3(c) above (subject to any limitations prescribed in such Holder Direction); and

      (e) to remove the Trustee from office and appoint a successor Trustee, provided that such removal is consented to by a Holder Direction from the Holders of all Series.

10.4       POWERS CUMULATIVE

           The powers granted in this Indenture shall be deemed to be several and cumulative and not dependent on each other and the exercise of one or more of such powers, or any combination of such powers, from time to time, shall be deemed to not exhaust the rights of the Holders to exercise such power or powers, or combinations of powers, thereafter from time to time.

10.5       REGULATIONS

           The Trustee may from time to time make reasonable regulations and may make reasonable variations to the regulations as it thinks fit with respect to:

      (a) the voting by proxy by Holders and the form or forms of instrument appointing proxies and the manner in which such instruments will be executed and with respect to the production of the authority of any Person signing on behalf of the giver of the proxy;

      (b) the delivery (whether in original, facsimile, electronic or other form) or lodging of instruments appointing proxies at any place or places and in such custody as the Trustee directs and the time, if any, before the holding of the meeting or adjourned meeting by which the same must be deposited;

      (c) the forwarding by the custodian of proxies of particulars of instruments appointing proxies by letter, cable, telegraph, facsimile, electronic messaging system or other means before the meeting to the Issuer or to the Trustee or to the chairperson of the meeting;

      (d) the issue of voting certificates to Holders of Global Debt Securities which voting certificates shall entitle the Persons named in such certificate to be present and vote at any such meeting and at any adjournment of such meeting or to appoint a proxy or proxies to represent them and vote for them at any such meeting and at any adjournment of such meeting, in the same manner and with the same effect as though the Holders so named in such voting certificates were the actual registered Holders of Debt Securities represented by such Global Certificate; and

      (e) any and all other matters respecting the execution and delivery of any documents or instruments evidencing any Holder Action by or on behalf of a Holder making, giving or taking such Holder Action.

Any regulations so made will be binding and effective and votes given, and the Holder Actions made, given or taken, in accordance with such regulations will be valid and will be counted. Instruments appointing proxies, the particulars of which are forwarded in accordance with the regulations, will confer the same right to vote, and to make, give or take such Holder Action, as though the instruments themselves were produced at the meeting or made, given or taken by the applicable Holder, as the case may be. Except as otherwise specified in this Indenture, the only Persons who will be recognized at any meeting of Holders or as entitled to vote or be present at any such meeting will be Holders and holders of proxies (or also in the case of Global Debt Certificate voting certificates) of such Holders.


                            ARTICLE 11
    AMALGAMATION, CONSOLIDATION, CONVEYANCE, TRANSFER OR LEASE

11.1       CONSOLIDATION,  AMALGAMATION,  MERGER OR SALE OF ASSETS
           PERMITTED

           The Issuer will not amalgamate with, consolidate with or merge into any other person (except an amalgamation with a wholly-owned Subsidiary) or sell, transfer or lease all or substantially all of its assets to any person (except a Subsidiary), unless (a) either (i) the Issuer shall be the continuing corporation or (ii) the successor (if other than the Issuer) formed by such consolidation or amalgamation or into which the Issuer is merged or to which all or substantially all of the assets of the Issuer are sold or leased (A) shall be a corporation, partnership, limited liability Issuer, joint venture, association, joint stock company, unincorporated organization, agency or trust organized and existing under the laws of Canada or any province or territory thereof or the laws of the United States of America or a State thereof or the District of Columbia, and (B) shall expressly assume by supplemental indenture executed and delivered to the Trustee the obligation to make due and punctual payment of all amounts with respect to all Debt Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and obligations of the Issuer under all Debt Securities, this Indenture and all other Series Specific Documents; (b) the Trustee shall have received an Opinion of Counsel stating that the transaction will not result in the successor being required to make any deduction or withholding of taxes from any payments in respect of the Debt Securities then Outstanding; and (c) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

11.2       SUCCESSION BY SUCCESSOR ISSUER

           In case of any such merger, consolidation, amalgamation, sale, transfer or lease and upon any such assumption of the obligations of the Issuer by a successor as provided in Section 11.1, such successor shall succeed to and be substituted for the Issuer, with the same effect as if it had been named as a party hereto and as obligor under the Debt Securities and all such obligations of the Issuer shall terminate. Such successor thereupon may cause to be signed, and may issue either in its own name or in the name of Agnico-Eagle Mines Limited, any or all of the Debt Securities issuable under the Indenture and the other Series Specific Documents that theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor (instead of Agnico-Eagle Mines Limited) and subject to all terms, conditions and limitations in this Indenture prescribed, the Trustee shall certify and deliver any Debt Securities that previously shall have been signed and delivered by Responsible Officers of the Issuer to the Trustee for certification, and any Debt Securities that such successor thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debt Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debt Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debt Securities had been issued at the date of the execution hereof.

           In case of any such merger, consolidation, amalgamation, sale, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Debt Securities thereafter to be issued as may be appropriate.

11.3       EVIDENCE TO BE FURNISHED TO TRUSTEE

           The Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such merger, consolidation, amalgamation, sale, transfer or lease, and any such assumption, complies with the provisions of this Article 11.


                                   ARTICLE 12
                     SUPPLEMENTAL INDENTURES AND AMENDMENTS

12.1       SERIES SUPPLEMENTS

           Without the consent of any Holders, but subject to the terms and conditions of this Indenture, the Issuer and the Trustee may, and Trustee shall, upon the written request of the Issuer or when so directed by this Indenture, make, execute, acknowledge and deliver Series Supplements from time to time establishing the Principal Terms of the Series which the Issuer wishes to be able to issue under this Indenture.

12.2       SUPPLEMENTAL INDENTURES

      (a) Without the consent of any Holders, the Issuer and the Trustee may, and the Trustee shall, upon the written request of the Issuer or when so directed by this Indenture, make, execute, acknowledge and deliver deeds or indentures supplemental to this Indenture (provided that, for the purpose of this Section, such deeds or indentures supplemental to this Indenture shall not include Series Supplements) (any such deed or indenture is sometimes referred to herein as an "INDENTURE AMENDMENT") for any one or more of the following purposes:

           (i) to cure any ambiguity, defect or inconsistency, provided that the amendment to cure any ambiguity, defect or inconsistency does not adversely affect the rights of any Holder;

           (ii) to provide for the succession of another person to the Issuer, or successive successions, and the assumption by the successor person of the covenants, agreements and obligations of the Issuer, in compliance with Article 11;

           (iii) giving effect to any Holder Direction or Special Holder Direction or any other direction from Holders permitted to be given under this Indenture, and to any other Holder Action made, given to or taken by the Holders of one or more Series in accordance with this Indenture;

           (iv) to provide for uncertificated Debt Securities in addition to or in place of certificated Debt Securities so long as such uncertificated Debt Securities are in registered form for United States federal income tax purposes;

           (v) to add to the covenants or obligations of the Issuer hereunder or to surrender any right, power or option herein conferred upon the Issuer;

           (vi) to make any change to maintain the qualification of this Indenture under the TIA or to comply with any Canadian federal or provincial Trust Indenture Legislation or any Applicable Law or applicable requirement of any Governmental Authority;

           (vii) to change or eliminate any provisions of this Indenture, provided that there are no Debt Securities outstanding under this Indenture at the time when such change or elimination takes effect; or

           (viii) make any other change that does not adversely affect the rights of any Holder.

      (b) The Issuer and the Trustee may, and the Trustee shall upon written request of the Issuer or when so directed by this Indenture, in any such case subject to the receipt of the consent thereto by the Holders of all Series which would be materially adversely affected, by a Holder Direction from the Holders of all such Series, make, execute, acknowledge and deliver Indenture Amendments for any purpose that is not authorized by Section 12.1(a) or by a Series Supplement; provided, however, that no such Indenture Amendment shall:

           (i) reduce the percentage of the unpaid principal amount of any Series whose Holders must consent to any amendment or waiver under this Indenture or modify the provisions relating to such amendment or waiver;

           (ii) reduce the percentage specified in the definition of "Holder Direction" or "Special Holder Direction" or change the percentage of Holders which may otherwise require any notice, information or action or effect any action under a Series Specific Document for any such Series;

           (iii) reduce in any manner the amount of, or change the currency of payment of, or delay the time of, any payments (whether of principal, premium, interest or otherwise) to be made to the Holders of any such Series or deposits of amounts to be so paid;

           (iv) change the definition of or the manner of calculating amounts (including any change in the applicable rate or rates of interest) to which any Holder of any such Series is entitled under this Indenture;

           (v) make any change that adversely affects the redemption, conversion or exchange rights of Holders of any Series;

           (vi) make any change that would result in the issuer being required to make any deduction or withholding from payments to be made to Holders of any Series; or

           (vii) impair the right to institute suit for the enforcement of any payment with respect to any Series.

without in any such case the consent of the Holders of each such Series by way of a Special Holder Direction. Any Indenture Amendment made to this Indenture as a whole (as opposed to an Indenture Amendment to a Series Supplement only) made pursuant to this Section shall be deemed to materially adversely affect all Series, other than any Series which an Opinion of Counsel for the Issuer, addressed and delivered to the Issuer and the Trustee, states is not materially adversely affected thereby. Any Indenture Amendment to any Series Supplement made pursuant to this Section shall be deemed not to materially adversely affect the interest of any Holder of any other Series. The Trustee may decline, in its discretion, to enter into any Indenture Amendment which would adversely affect its own rights, duties or immunities under this Indenture or any other Series Specific Document or otherwise.

      (c) It shall not be necessary for the consent of the Holders of any Series to approve the particular form of any proposed Indenture Amendment, but it shall be sufficient if such consent shall approve the substance of such Indenture Amendment. The manner of obtaining such consents and of evidencing the authorization of the execution of such consents shall be subject to such reasonable requirements as the Trustee may prescribe from time to time.

      (d) Any one of the purposes in Sections 12.2(a) and (b) and in any Series Supplement may from time to time be exercised independently or in combination with one or more other such purposes and none of such purposes are exclusive of or dependent on any of the other purposes.

      (e) Every Indenture Amendment executed pursuant to this Section 12.2 shall comply with Trust Legislation as then in effect.

      (f) Any Series Supplement executed in accordance with this Indenture shall not be considered an Indenture Amendment for the purposes of Sections 12.2(a) and (b) above.


                                   ARTICLE 13
                     DEFEASANCE; SATISFACTION AND DISCHARGE

13.1       DEFEASANCE

           If the related Series Supplement provides that a Series is defeasable, the following provisions shall apply:

      (a) OPTION FOR DEFEASANCE OR COVENANT DEFEASANCE. The Issuer may elect at any time, by giving an Issuer Request to the Trustee, to apply the provisions of Section 13.1(b) or (c) to such Series.

      (b) DEFEASANCE. The Issuer shall be discharged from its obligations with respect to such Series upon satisfaction of the applicable conditions set forth in Section 13.1(d) (hereinafter called "DEFEASANCE"). For this purpose, Defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by all Debt Securities of such Series then Outstanding and to have satisfied all its other obligations with respect to such Series, and the Trustee, at the expense of the Issuer, shall execute instruments acknowledging the same, subject to the following which shall survive until otherwise terminated or discharged under this Indenture:

           (i) the rights of Holders of such Series to receive, solely from the trust fund in Section 13.1(d), payments in respect of the principal of and any premium, interest and other amounts on such Series when due;

           (ii) the Issuer's obligations with respect to such Series under Sections 2.5, 2.11 and 2.14 and Sections 5.1(b) and (c); and

           (iii) the rights, powers, trusts, duties and immunities of the Trustee under this Indenture.

           The Issuer may exercise its option to apply this Section to a Series notwithstanding the prior exercise of its option to apply Section 13.1(c) to such Series.

      (c) COVENANT DEFEASANCE. The Issuer shall (i) be released from its obligations under its covenants (other than its covenant to pay the principal, premium, interest and other amounts on the Debt Securities of such Series), and (ii) on the occurrence of any event specified in
           Section 6.1(b) and in Section 6.1(c) (with respect to any of such covenants), be deemed not to be or result in a Default or an Event of Default with respect to such Series, upon satisfaction of the applicable conditions set forth in Section 13.1(d) (hereinafter called "COVENANT DEFEASANCE"). For this purpose, Covenant Defeasance means that the Issuer may omit to comply with and shall have no liability in respect of, any of the provisions of this Indenture and the related Series Supplement, whether directly or indirectly by reason of any reference elsewhere in any Series Specific Document to any such provision, but the remainder of this Indenture (including the related Series Supplement) and such Series Specific Documents shall be unaffected thereby.

      (d) CONDITIONS. The following shall be the conditions of the application of Section 13.1(b) or (c) to any Series:

           (i) At least 91 days prior to the time such Defeasance or Covenant Defeasance is to become effective, the Issuer shall have irrevocably deposited with the Trustee, as specific security pledged for, and dedicated solely to, the due payment and ultimate satisfaction of all of the obligations of the Issuer under this Indenture with respect to such Series, and free and clear of any lien:

                 (A) funds in the currency or currencies in which such Series is payable and in an amount; or

                 (B) direct obligations of, or obligations the payment of principal of and interest, if any, on which are fully guaranteed by, the government that issued the currency or currencies in which such Series is payable, and that are not subject to prepayment, redemption or call, as will provide, money in the currency or currencies in which such Series is payable and in an amount; or

                 (C) any combination of money or direct or guaranteed obligations referred to in clause (B) above in the currency or currencies in which such Series is payable and in an amount,

                which would be, together with the certain and predetermined income to accrue thereon without consideration of any reinvestment thereof, sufficient to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and any premium, interest and other amounts on such Series, on the respective Stated Maturities thereof, in accordance with the Principal Terms of such Series.

           (ii) The Issuer shall have delivered to the Trustee an Opinion of Counsel stating that the Holders of such Series will not recognize income, gain or loss for Canadian federal and provincial (and any other jurisdiction specified for such purpose in the related Series Supplement) income tax purposes as a result of the Defeasance and will be subject to Canadian federal and provincial (and any other jurisdiction specified for such purpose in the related Series Supplement) income tax on the same basis as would be the case if the Defeasance had not occurred.

           (iii) If such Series is listed on a securities exchange, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that such Defeasance or Covenant Defeasance will not cause such Series to be delisted.

           (iv) No Default or Event of Default with respect to such Series shall have occurred and be continuing at the time of the deposit under clause 13.1(d)(a).

           (v) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, the Indenture or any other material agreement or material instrument to which the Issuer is a party or by which the Issuer is bound.

           (vi) The Issuer shall have delivered to the Trustee a Certificate of the Issuer and an Opinion of Counsel, each stating that all conditions precedent to such Defeasance or Covenant Defeasance have been satisfied.

      (e) HOLDING AND PAYMENTS. All money and Canadian and U.S. Government Obligations (including all proceeds thereof) deposited with the Trustee under Section 13.1(d)(i) in respect of a Series shall be held in trust and applied by the Trustee, in accordance with the provisions of this Indenture, to the payment, either directly or through any related Registrar or Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Series, of all sums due and to become due in respect of the principal of and any premium, interest and other amounts on such Series, but money so held in trust need not be segregated from other funds of the Trustee unless required by Applicable Law.

      (f) INDEMNITY. The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Canadian or U.S. Government Obligations deposited under Section 13.1(d)(i) or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by Applicable Law is for the account of the Holders of the applicable Series.

      (g) RETURN OF EXCESS. The Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money or Canadian or U.S. Government Obligations deposited with it under Section 13.1(d)(i) which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited under Section 13.1(d)(i) to effect Defeasance or Covenant Defeasance, as the case may be, of the applicable Series.

      (h) REINSTATEMENT. If the Trustee or the related Registrar or related Paying Agent is unable to apply any money in accordance with this Section by reason of any order or judgement of a Governmental Authority enjoining, restraining or otherwise prohibiting such application, then the indebtedness and obligations from which the Issuer was discharged or released as a result of the applicable Defeasance or Covenant Defeasance shall be revived and reinstated as though no such deposit had been made, until such time as the application of such money is no longer enjoined, restrained or otherwise prohibited. During such period all money and Canadian or U.S. Government Obligations deposited with the Trustee under Section 13.1(d)(i) with respect to the applicable Series shall be retained in trust by the Trustee, but the Trustee shall apply the same to payment of the sums due and to become due on such Series as contemplated by
           Section 13.1(e).

      (i) REPAYMENT TO THE ISSUER. Subject to Applicable Law, the Trustee shall deliver to the Issuer upon Issuer Request any money and Canadian or U.S. Government Obligation deposited with the Trustee under Section 13.1(d)(i) that remains unclaimed for six years after the Maturity of the applicable Series. After such delivery to the Issuer, the Holders of such Series and of any related coupons, as general unsecured creditors, shall look only to the Issuer for payment thereof.

13.2       SATISFACTION AND DISCHARGE

           Upon proof being given to the reasonable satisfaction of the Trustee that the principal of and all premium, interest and other amounts (if any) on a Series has been paid or satisfied, and that all other claims (if any) of the Holders of such Series against the Issuer under the related Series Specific Documents have been paid or satisfied, and upon payment of all costs, charges and expenses properly incurred by the Trustee with respect to such Series, the Trustee shall, at the request and the expense of the Issuer, accompanied by a Certificate of the Issuer and Opinion of Counsel, each stating that all conditions precedent provided in this Indenture and the other Series Specific Documents for the satisfaction and discharge of such Series have been complied with, execute and deliver to the Issuer such deeds and other instruments as shall be requisite to evidence the satisfaction and discharge of such Series and the discharge and release of any Series Specific Security Interest with respect thereto. No Purchaser from the Issuer or its successors or assigns shall be obliged to inquire into the necessity, expediency, authority or regularity of or for any deeds or other instruments of release or reconveyance delivered pursuant to this Section.


                                   ARTICLE 14
                                     GENERAL

14.1       TRUST INDENTURE LEGISLATION CONTROLS

           This Indenture is subject to the provisions of the Trust Indenture Legislation and shall, to the extent applicable, be governed by such provisions. Without limiting the foregoing, the Trustee and the Issuer each agree to comply with all provisions of the Trust Indenture Legislation applicable to or binding upon each of them in connection with this Indenture.

14.2       BINDING EFFECT

           All the covenants and agreements in this Indenture shall bind the successors and assigns of the parties hereto, whether or not so expressed.

14.3       COUNTERPARTS

           This Indenture may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts together shall constitute one and the same document.

           IN WITNESS OF WHICH each of the Issuer and the Trustee has duly executed this Indenture as of the date first set forth above.

                                   AGNICO-EAGLE MINES LIMITED

                                   by
                                       -------------------------------
                                       Name: David Garofalo
                                       Title:Vice President,
                                       Finance and Chief
                                       Financial Officer
                                   O

                                       by
                                       -------------------------------
                                       Name:  o
                                       Title: o

                                   by
                                       -------------------------------
                                       Name:  o
                                       Title: o